SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement	Confidential, for Use of the
[X] Definitive Proxy Statement	Commission Only (as permitted
[ ] Definitive Additional Materials	by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to Rule 14a-12

BLONDER TONGUE LABORATORIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[X]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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BLONDER TONGUE LABORATORIES, INC.
One Jake Brown Road
Old Bridge, New Jersey 08857

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 23, 2007

To Our Stockholders:

The 2007 Annual Meeting of Stockholders of Blonder Tongue Laboratories, Inc. (“Blonder” or “we”) will be held at the Comfort Suites East Brunswick, 555 Old Bridge Turnpike, East Brunswick, NJ, on May 23, 2007, beginning at 10:00 a.m., local time, for the following purposes:

1.	To elect two Directors constituting Class III of the Board of Directors to serve until the 2010 Annual Meeting of Stockholders or until their successors have been elected and qualified;

2.
To consider and vote upon an amendment of our 2005 Employee Equity Incentive Plan to increase the aggregate number of shares which may be issued pursuant to awards granted thereunder from 500,000 shares to 1,100,000 shares;

3.	To ratify the appointment of Marcum & Kliegman LLP, certified public accountants, as our independent registered public accountants for the year ending December 31, 2007; and

4.
To transact any other business as may properly come before the meeting or any adjournments thereof. In their discretion, the Proxies are authorized to vote upon any other business as may properly come before the Annual Meeting or any adjournments thereof.

A proxy, if properly executed and received in time for the voting, will be voted in the manner directed on the proxy. If no direction is made, the proxy will be voted FOR all proposals on the proxy card.

Our Board of Directors has fixed the close of business on March 30, 2007 as the record date for determining stockholders entitled to notice of the meeting and to vote at the meeting or any adjournments thereof. Only stockholders of record at the close of business on March 30, 2007 are entitled to notice of and to vote at the meeting or any adjournments thereof.

Please read the attached Proxy Statement for further information regarding each proposal to be made.

We cordially invite you to attend the meeting. Regardless of whether you plan to attend, please complete, date and sign the enclosed proxy and return it promptly. If you receive more than one form of proxy, it is an indication that your shares are registered in more than one account, and therefore you should complete and return each proxy if you wish to vote all of your shares that are eligible to be voted at the meeting.

By Order of the Board of Directors

Robert J. Pallé, Jr., President, Chief Operating Officer and Secretary
April 25, 2007

PLEASE COMPLETE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING AND DESIRE TO VOTE IN PERSON AT THE MEETING, YOUR PROXY WILL BE RETURNED TO YOU UPON WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY REVOKING YOUR PROXY.

BLONDER TONGUE LABORATORIES, INC.
One Jake Brown Road
Old Bridge, New Jersey 08857

PROXY STATEMENT FOR
THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
MAY 23, 2007

This Proxy Statement is being furnished to the stockholders of Blonder Tongue Laboratories, Inc., a Delaware corporation (“Blonder” or “we”), in connection with the solicitation of proxies by our Board of Directors for our 2007 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or adjournments thereof.

You are invited to attend the Annual Meeting on May 23, 2007, at 10:00 a.m., local time. The meeting will be held at the Comfort Suites East Brunswick, 555 Old Bridge Turnpike, East Brunswick, NJ.

The mailing address of our principal executive office is One Jake Brown Road, Old Bridge, New Jersey 08857. Our telephone number is (732) 679-4000. This Proxy Statement and the enclosed form of proxy will be mailed to each stockholder on or about April 25, 2007, together with the Annual Report on Form 10-K for the year ended December 31, 2006.

Proxies

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Regarding the election of Directors to serve until the 2010 Annual Meeting of Stockholders, in voting by proxy, stockholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. With respect to any other proposals to be voted upon, stockholders may vote in favor of a proposal, against a proposal or may abstain from voting. You should specify your choices on the enclosed form of proxy. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by a signed proxy will be voted FOR the election of all nominees, FOR the proposal to amend the 2005 Employee Equity Incentive Plan to increase the aggregate number of shares available for grants thereunder, and FOR ratification of the appointment of Marcum & Kliegman LLP as independent registered public accountants for the fiscal year ending December 31, 2007. Directors will be elected by a plurality of the votes cast by the holders of the shares of our common stock, $.001 par value per share (“Common Stock”), voting in person or by proxy at the Annual Meeting. Thus, abstentions will have no effect on the vote for election of Directors. Approval of any other matters to come before the Annual Meeting will require the affirmative vote of the holders of a majority of the shares of our Common Stock present in person or by proxy at the Annual Meeting. Abstentions are deemed present for quorum purposes and entitled to vote and, therefore, will have the effect of a vote against any matter other than the election of Directors. Broker non-votes occur when a broker or other nominee holding shares for a beneficial owner does not vote on a proposal because the beneficial owner has not provided voting instructions and the broker does not have discretionary authority to vote shares on the matter. Broker non-votes are not considered to be shares “entitled to vote” (other than for quorum purposes), will not be included in vote totals and will have no effect on the outcome of any matters to be voted upon at the Annual Meeting.

Revocation of a Proxy

All proxies delivered pursuant to this solicitation are revocable at any time before they are exercised, by written notice to our Secretary or by delivering a later dated proxy (to the mailing address of our executive offices). Your attendance at the Annual Meeting will not, without delivery of the written notice described in the immediately preceding sentence, constitute revocation of a proxy.

Voting on Other Matters

We know of no other business to be transacted at the Annual Meeting other than the election of Directors and the other proposals described in the attached Notice of Annual Meeting of Stockholders. If any other matters do arise and are properly presented, the persons named in the proxy will have the discretion to vote on those matters for you according to their best judgment.

Costs of Proxy Solicitation

We will pay the expenses associated with soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the notice, proxy and Proxy Statement. We will solicit proxies by use of the mails, through brokers and banking institutions, and by our officers and regular employees. We may also solicit proxies by personal interview, mail, telephone or facsimile transmission.

Voting Securities

Only owners of record of our Common Stock at the close of business on March 30, 2007 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Each owner of record on the Record Date is entitled to one vote for each share of our Common Stock so held. There is no cumulative voting. On the Record Date, there were 6,222,252 shares of Common Stock issued, outstanding and entitled to vote.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Our Certificate of Incorporation, as amended, provides that our Board shall consist of between five and eleven members, as determined from time to time by the Board, divided into three classes as nearly equal in number as possible. The size of the Board has currently been set at seven directors, with Class I comprised of three directors and Classes II and III each comprised of two directors. The term of the current Class III Directors expires at the 2007 Annual Meeting, the term of the current Class I Directors expires at the 2008 Annual Meeting and the term of the current Class II Directors expires at the 2009 Annual Meeting. The successors to each class of Directors whose terms expire at an Annual Meeting will be elected to hold office for a term expiring at the Annual Meeting of Stockholders held in the third year following the year of their election.

The Directors whose terms will expire at the 2007 Annual Meeting of Stockholders are Robert B. Mayer and James F. Williams, each of whom have been recommended for nomination by our Nominating Committee and nominated by our Board to stand for re-election as Directors at the 2007 Annual Meeting of Stockholders, to hold office until the 2010 Annual Meeting of Stockholders and until their successors are elected and qualified. Messrs. Mayer and Williams have each consented to serve for the new terms, if elected.

Recommendation of the Board of Directors Concerning the Election of Directors

Our Board of Directors recommends a vote FOR Robert B. Mayer and James F. Williams as Class III Directors to hold office until the 2010 Annual Meeting of Stockholders and until their successors are elected and qualified. Proxies received by the Board of Directors will be so voted unless stockholders specify in their proxy a contrary choice.

DIRECTORS AND EXECUTIVE OFFICERS

Nominee and Continuing Directors

The following table sets forth the names and certain information about each of the nominees for election as Director and our continuing Directors:

Name	Age	Director Since

Nominees for a three-year term expiring in 2010 (Class III Directors):
Robert B. Mayer(1)(2)(3)	75	1995
James F. Williams(1) (4)	49	1993

(1) Since December, 1995, a member of the Audit Committee of the Board of Directors.
(2) Since December, 1995, a member of the Compensation Committee of the Board of Directors.
(3) Since April, 2004, a member of the Nominating Committee of the Board of Directors.
(4) Since January, 2007, a member of the Compensation Committee of the Board of Directors.

Name	Age	Director Since

Directors not standing for election this year whose terms expire in 2008 (Class I Directors):

John E. Dwight	71	1995
Robert E. Heaton (1)(2)(3)	77	1998
James A. Luksch	76	1988

Directors not standing for election this year whose terms expire in 2009 (Class II Directors):

Robert J. Pallé, Jr.	61	1993
Gary P. Scharmett(4)	51	1997

______________________
(1) Since May, 1998, a member of the Compensation Committee of the Board of Directors.
(2) Since June, 2000, a member of the Audit Committee of the Board of Directors.
(3) Since January, 2007, a member of the Nominating Committee of the Board of Directors.
(4) Since February, 2004, a member of the Nominating Committee of the Board of Directors.

Set forth below is a brief summary of the recent business experience and background of each nominee, continuing Director and executive officer:

John E. Dwight has been one of our Directors since December 14, 1995. He served as our Senior Vice President from September, 1997 through December, 2000, and currently serves as Assistant to our Chief Executive Officer. From 1992 until September, 1997, Mr. Dwight served as President of Film Microelectronics, Inc., a designer and manufacturer of microelectronic products.

Robert E. Heaton has been one of our Directors since March, 1998. He presently serves on the Board of Directors, Audit Committee and Compensation Committee of Bayou Steel Corp., and the Board of Directors and Audit Committee of PTC Alliance Co. From August, 2003 through November, 2006, Mr. Heaton served on the Board of Directors and certain committees of the Board of Directors of Wheeling-Pittsburgh Steel Corp. From April, 1993 through April, 1995, Mr. Heaton served as Vice Chairman of the Stainless Steel Group of Lukens, Inc. From April, 1981, through April, 1993, Mr. Heaton was President and Chief Executive Officer of Washington Steel Corporation until it was acquired by Lukens, Inc. Mr. Heaton is a past Chairman of the Specialty Steel Industry of North America.

James A. Luksch has been our Chief Executive Officer since November, 1988 and has been one of our Directors since November, 1988. He has been the Chairman of our Board since November, 1994. Mr. Luksch also served as our President from November, 1988 until May, 2003. Mr. Luksch is the father of Emily Nikoo, one of our Senior Vice Presidents.

Robert B. Mayer has been one of our Directors since December, 1995. From 1966 to 1991, Mr. Mayer served in various executive positions, including Director and Regional President of Norstar Bank, N.A. (formerly known as Liberty National Bank & Trust Co.), a member of Fleet Financial Group. Mr. Mayer has from time to time served as a part-time instructor at State University of New York at Buffalo and is currently a Director and officer of People, Inc., a non-profit corporation dedicated to serving people with disabilities.

Robert J. Pallé, Jr. has been our President since May, 2003 and our Chief Operating Officer and Secretary since April, 1989. Mr. Pallé has been one of our Directors since September, 1993. He also served as our Executive Vice President from April, 1989 until May, 2003 and as our Interim Treasurer from March through April, 2001.

Gary P. Scharmett has been one of our Directors since December, 1997. Since January, 1989, Mr. Scharmett has been a partner in the law firm of Stradley, Ronon, Stevens & Young, LLP, our outside counsel, and served on the Board of Directors of that firm from January, 2001 until December, 2003.

James F. Williams has been one of our Directors since September, 1993. He has served as the President and a Director of Ontario Consolidated Leasing, Inc., a heavy equipment leasing company, since March, 1997. Since April, 1996, Mr. Williams has also been the Chairman of the Board and Chief Executive Officer of Integrated Waste Services, Inc. Mr. Williams is the nephew of James H. Williams, who was one of our Directors until May, 2006.

Other Executive Officers

Eric S. Skolnik, 42, has been a Senior Vice President since May, 2003 and our Chief Financial Officer, Treasurer and Assistant Secretary since May, 2001. Mr. Skolnik served as our Interim Chief Financial Officer from January, 2001 through April, 2001. He was our Corporate Controller from May, 2000 through January, 2001. From 1994 until May, 2000, Mr. Skolnik worked as a certified public accountant with BDO Seidman, LLP, our former registered public accountants.

Emily M. Nikoo, 41, has been our Senior Vice President - Operations since February, 2007. She was Vice President - Marketing and Technical Services from February, 2004 to February, 2007. She was hired by us in March, 1995 as a product manager and has held several supervisory and management positions. From 1994 until 1995, Ms. Nikoo was the Vice President of Electronic Systems Advanced Technology, and from 1987 to 1994 she worked as an electrical engineering and project manager for Lockheed Martin Corporation in its space systems business segment. Ms. Nikoo is the daughter of James A. Luksch.

Peter F. Daly, Jr., 50, has been our Senior Vice President - Marketing and Sales since February, 2007 and is responsible for sales, marketing, business development, technical services and customer services. He was Vice President - Sales from April, 2004 to February, 2007. Mr. Daly was a co-founder of Lamont Digital Systems, Inc. where he served as Senior Vice President and Chief Technology Officer from November, 2000 to November, 2003, during which time he oversaw the design, engineering and operation of complex fiber-to-the-home video, voice and data systems. From January, 1992 to November, 2000, Mr. Daly served as Vice President and Chief Operating Officer of Campus TeleVideo, a division of Lamont Digital Systems, Inc.

Norman A. Westcott, 66, has been our Senior Vice President - Operational Services since October, 1999 and was one of our Vice Presidents from July, 1994 until October, 1999. Mr. Westcott is responsible for material purchasing and production.

Allen Horvath, 55, has been our Vice President - Manufacturing since May, 2003 and is responsible for our manufacturing activities. Mr. Horvath served as our Manufacturing Manager from 1998 until May, 2003. Since 1976 Mr. Horvath has served us in several management positions in the areas of production testing, engineering, quality control and manufacturing.

Kant Mistry, 66, has been our Vice President - Engineering since May, 2003, and has been our Chief Technical Officer since July, 2000. From October, 1990 to July, 2000, Mr. Mistry served as our Chief Engineer.

Director Independence

Our Board of Directors has considered the independence of our Directors pursuant to Section 121A of the Rules of the American Stock Exchange. Based on this consideration, our Board has determined that Robert B. Mayer, James F. Williams, Robert E. Heaton, and Gary P. Scharmett, all current Directors, are independent pursuant to Section 121A. Previously, our Board of Directors had determined that Stephen K. Necessary, a former Director, was independent during the period in 2006 in which he served as our Director.

Meetings of the Board of Directors; Committees

During the year ended December 31, 2006, there were ten meetings of our Board of Directors and each Director attended (either in person or via teleconference) at least 75% of the meetings held. The Board of Directors has three standing committees: the Compensation Committee, the Nominating Committee and the Audit Committee.

Compensation Committee. The Compensation Committee is currently comprised of Robert E. Heaton, Robert B. Mayer and James F. Williams, each of whom is a non-employee Director. Stephen K. Necessary served as a member of the Compensation Committee prior to his resignation as a Director effective September 30, 2006. The vacancy created on the Compensation Committee by Mr. Necessary’s resignation was filled by the appointment of Mr. Williams in January, 2007. Each of the members of the Compensation Committee who served at any time during the 2006 fiscal year was independent, as independence for compensation committee members is defined by the American Stock Exchange. The Compensation Committee currently does not have a formal charter. The Compensation Committee determines compensation for our executive officers and administers our stock incentive plans, except for the Amended and Restated 1996 Director Option Plan and the 2005 Director Equity Incentive Plan. This committee held six meetings during 2006, and each committee member attended (either in person or via teleconference) at least 75% of the meetings held during the period he served as a committee member.

The Compensation Committee’s responsibilities include, among other duties, the responsibility to:

•	evaluate the performance of the Chief Executive Officer and the President;
•	review and approve the base salary (subject to Board approval), bonus, incentive compensation and any other compensation for the Chief Executive Officer and the President;
•	review the Chief Executive Officer’s recommendations for the compensation of the other executive officers, make appropriate adjustments and approve;
•	monitor our cash bonus and equity-based compensation plans and discharge the duties imposed on the Compensation Committee by the terms of those plans; and
•	perform other functions or duties deemed appropriate by the Board.

Compensation decisions for the Chief Executive Officer, President and all other executive officers are reviewed and approved by the Compensation Committee, subject to ratification by the Board of Directors of the base salary for the Chief Executive Officer and the President. The Compensation Committee relies upon the Chief Executive Officer to assist the Compensation Committee in performing its duties with regard to all other executive officers. While the Compensation Committee has not retained a compensation consultant, in determining the base salary for our executive officers, the Compensation Committee obtains, from time to time, salary survey information from companies such as Watson Wyatt Data Services. The Compensation Committee does not delegate any of its authority to other persons.

With regard to the compensation of the Chief Executive Officer and the President, Messrs. Luksch and Pallé, respectively, the Compensation Committee reviews their respective performance, the relevant compensation information from salary surveys, and the written comments received from members of the Board regarding their respective performance. The Chief Executive Officer also provides the Compensation Committee with a summary review of the President’s performance. Based upon such review, the Compensation Committee determines their respective compensation, subject to Board approval of their base salaries. The base salary of the Chief Executive Officer and the President is presently reviewed every other year.

With regard to compensation for the other named executive officers, the Chief Executive Officer provides the Compensation Committee with a written summary review of the executive officers’ performance and a recommendation as to the appropriate form and amount of compensation for each executive officer. The Compensation Committee reviews and considers the recommendation of the Chief Executive Officer, makes adjustments as appropriate and approves them. This review and adjustment procedure is performed annually for the other named executive officers.

The Compensation Committee does not establish or recommend the amount or form of Director compensation. These determinations are made and approved by the full Board of Directors. Grants of stock option awards to non-employee Directors are generally made annually upon consideration and approval by the full Board of Directors with the non-employee Directors abstaining from such vote.

Nominating Committee. The Nominating Committee is currently comprised of Robert E. Heaton, Robert B. Mayer and Gary P. Scharmett, each of whom is a non-employee Director. Stephen K. Necessary served as a member of the Nominating Committee prior to his resignation as a Director effective September 30, 2006. The vacancy created on the Nominating Committee by Mr. Necessary’s resignation was filled by the appointment of Mr. Heaton in January, 2007. Each of the members of the Nominating Committee who served during the 2006 fiscal year were independent, as independence for nominating committee members is defined by the American Stock Exchange. The Nominating Committee, among other things, considers and makes recommendations to the Board of Directors concerning the appropriate size of the Board and nominees to stand for election or fill vacancies on the Board. In particular, the Nominating Committee identifies, recruits, considers and recommends candidates to fill positions on the Board in accordance with its criteria for Board membership (as such criteria are generally described below). In searching for qualified director candidates to nominate for election at an annual meeting of stockholders, the Nominating Committee will initially consider nominating the current Directors whose terms are expiring and will consider their past performance on the Board, along with the criteria for Board membership, in determining whether to nominate them for re-election. In connection with nominations for elections at annual meetings or to fill vacancies in the Board, the Nominating Committee may solicit the current members of the Board to identify qualified candidates through their business and other organizational networks and may also retain director search firms as it determines necessary in its own discretion. The Nominating Committee will then consider the potential pool of Director candidates derived from the foregoing process, select the top candidates to fill the number of openings based on their qualifications, the Board’s needs (including the need for independent directors) and the criteria for Board membership. The Nominating Committee will then conduct a thorough investigation of the proposed candidates’ backgrounds to ensure there is no past history that would disqualify such candidates from serving as our Directors. Those candidates that are selected and pass the background investigation will be recommended to the full Board for nomination.

The criteria for a nominee to the Board includes, among other things:

•	The highest personal and professional ethics, strength of character, integrity and values;

•
Experience as a senior manager, chief operating officer or chief executive officer of a relatively complex organization or, if in a professional or scientific capacity, be accustomed to dealing with complex problems, or otherwise shall have obtained and excelled in a position of leadership;

•
Education, experience, intelligence, independence, fairness, reasoning ability, practical wisdom, and vision to exercise sound, mature judgments on a macro and entrepreneurial basis on matters which relate to our current and long-term objectives;

•
Competence and willingness to learn our business, and the breadth of viewpoint and experience necessary for an understanding of the diverse and sometimes conflicting interests of stockholders and other constituencies;

•
The nominee should be of such an age at the time of election to assure a minimum of three years of service as a director, and should be free and willing to attend regularly scheduled meetings of our Board of Directors and its committees over a sustained period and otherwise be able to contribute a reasonable amount of time to our company affairs;

•	The stature and capability to represent us before the public, stockholders, and other various individuals and groups that affect us; and

•	Willingness to appraise objectively the performance of management in the interest of the stockholders and question management’s assumptions when inquiry is appropriate.

The Nominating Committee does not have a formal charter, but our Board has adopted guidelines addressing the purpose and responsibilities of the Nominating Committee in connection with its formation. The guidelines include procedures for recruiting, considering and recommending nominees to our Board and criteria for Board membership. Although the Nominating Committee will not consider any director candidates recommended by stockholders, our Board believes this is appropriate as our certificate of incorporation and bylaws permit stockholders to directly nominate persons for election as Directors by following the procedures set forth therein. This committee held five meetings during 2006, and each committee member attended (either in person or via teleconference) at least 75% of the meetings held during the period he served as a committee member.

Audit Committee. We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) under the Securities Exchange Act of 1934, as amended. The Audit Committee is currently comprised of Robert E. Heaton, Robert B. Mayer and James F. Williams, all of whom are non-employee Directors. The Audit Committee, among other things:

•	oversees our accounting and financial reporting process and audits of our financial statements;

•	selects, retains or terminates our independent registered public accountants;

•	reviews the plans and results of the audit engagement with the independent registered public accountants;

•	discusses with the independent registered public accountants all accounting policies and practices to be used and alternative treatments of financial information discussed with management;

•	oversees the work of the independent registered public accountants;

•	evaluates and pre-approves audit and non-audit services provided by the independent registered public accountants;

•	reviews the independence of the independent registered public accountants;

•	assures the regular rotation of the audit partners;

•	considers the range of audit and non-audit fees and determines the compensation of the independent registered public accountants;

•	reviews financial and earnings information released to the public, analysts and other third parties; and

•	reviews the adequacy of our internal accounting controls.

This committee held four meetings during 2006, all of which were attended (either in person or via teleconference) by each committee member.

The members of the Audit Committee are independent, as “independence” for audit committee members is defined by the American Stock Exchange. Our Board of Directors has determined that a member of the Audit Committee, James F. Williams, qualifies as an “audit committee financial expert” as defined in Section 407(d)(5)(ii) of Regulation S-K promulgated by the Securities and Exchange Commission (the “Commission”). The Board of Directors adopted a written charter for the Audit Committee in June, 2000, which was amended by the Board of Directors in March, 2003 and March, 2004. The Audit Committee reviews and reassesses the charter for adequacy on an annual basis, most recently in March, 2007. A copy of the Audit Committee Charter is attached to this proxy statement as Appendix A.

Board Policies Regarding Communications With the Board of Directors and Attendance at Annual Meetings

Our Board of Directors maintains a process for stockholders to communicate with the Board of Directors. A stockholder wishing to communicate with our Board of Directors, or any individual member(s) of the Board of Directors, can send a written communication to the attention of the Board of Directors (or specific individual Director(s), if applicable) at the following address: c/o Corporate Secretary, One Jake Brown Road, Old Bridge, New Jersey 08857. Any such communication must state the number of shares beneficially owned by the stockholder making the communication. Our Corporate Secretary will forward such communication to the full Board of Directors or to any individual Director or Directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case our Corporate Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

While we do not have a formal written policy regarding Board member attendance at our Annual Meeting, we actively encourage our Directors to attend the Annual Meeting of Stockholders. All Directors attended our 2006 Annual Meeting of Stockholders.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has:

•	reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2006 with management;

•
discussed with Blonder’s independent registered public accountants the matters required to be discussed by Statement on Accounting Standards No. 61, as the same was in effect on the date of Blonder’s financial statements;

•
received the written disclosures and the letter from Blonder’s independent registered public accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as the same was in effect on the date of Blonder’s financial statements; and

•	discussed with Blonder’s independent registered public accountants their independence from Blonder and its management.

Management is responsible for the preparation, presentation and integrity of Blonder’s financial statements, the financial reporting process, accounting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Blonder’s independent registered public accountants are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee has relied, without independent verification, on the information provided to it and on the representations of management and the independent registered public accountants that the financial statements have been prepared in conformity with generally accepted accounting principles.

Based on the review and discussions referred to in the items above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2006 be included in Blonder’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

The Audit Committee
Robert E. Heaton, Chairman
James F. Williams
Robert B. Mayer

Directors’ Compensation
2006 DIRECTOR COMPENSATION

The following table discloses the actual compensation paid to or earned by each of our Directors who is not also a named executive officer in fiscal year 2006:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(4)		All Other Compensation ($)		Total ($)
Robert B. Mayer	$25,400	$9,363	(5)(6)	-		$34,763
John E. Dwight(1)	-	$6,158	(7)	$48,462	(8)	$54,620
James F. Williams	$23,000	$9,363	(5)(6)	-		$32,363
James H. Williams(2)	-	-		$168,525	(9)	$168,525
Robert E. Heaton	$24,700	$9,363	(5)(6)	-		$34,063
Stephen K. Necessary(3)	$17,750	$9,363	(5)	-		$27,113
Gary P. Scharmett	$24,000	$9,363	(5)(6)	-		$33,363
_______________
(1) John E. Dwight is an employee in his capacity as Assistant to the Chief Executive Officer.
(2) James H. Williams term as a Director expired on May 24, 2006.
(3) Stephen K. Necessary resigned as a Director effective September 30, 2006.
(4) The amounts in the “Option Awards” column reflect the dollar amount recognized by us for financial statement reporting purposes under FAS 123(R) for the fiscal year ended December 31, 2006, disregarding the estimate of forfeitures related to service-based vesting conditions. In accordance with FAS 123(R), this column may include amounts from awards granted in and prior to 2006 under our long term incentive plans for Directors. Assumptions used in the calculation of these amounts are included in Note 1(o) to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.
(5) Each non-employee Director as of March 28, 2006, other than James H. Williams, was granted an option to purchase 10,000 shares of Common Stock on such date under the 2005 Director Equity Incentive Plan. The grant date fair value of each of these option awards was $13,200.
(6) As of December 31, 2006, each non-employee Director held options for the following number of shares: Mr. Mayer, 47,000 shares; Mr. J.F. Williams, 47,000 shares; Mr. Heaton, 47,000 shares; and Mr. Scharmett, 47,000 shares.
(7) Mr. Dwight was granted an option award to purchase 10,000 shares of Common Stock on March 28, 2006 under the 2005 Employee Equity Incentive Plan. The grant date fair value of this option award was $13,200. As of December 31, 2006, Mr. Dwight held options to purchase an aggregate of 100,000 shares of Common Stock.
(8) Represents amounts paid as compensation for service as our employee.
(9) Represents amounts paid pursuant to a Consulting and Non-Competition Agreement between us and James H. Williams.

We pay each of our non-employee Directors a retainer at the annual rate of $15,000, payable quarterly, a fee of $1,000 for each Board meeting attended in person ($500 if attendance was telephonic) and a fee of $600 for each committee meeting attended in person ($300 if attendance was telephonic or if attending on the same date as a Board meeting). We reimburse each Director for certain travel, lodging and related expenses incurred in connection with attendance at Board and committee meetings. During calendar year 2006, we did not pay Messrs. Luksch, Pallé and Dwight any separate compensation for serving on the Board of Directors or any committees thereof.

Effective January 1, 2000, we enacted a policy requiring each of our Directors to maintain an investment in our Common Stock during his or her entire tenure as a Director equal to at least $25,000, calculated by taking the greater of (i) the amount paid for such stock by the Director and (ii) the highest fair market value of such stock. We encourage our non-employee Directors to purchase our Common Stock in amount equal to or exceeding one year’s annual retainer during any three-year period until they meet this requirement.

In May, 1998, our stockholders approved the adoption of our Amended and Restated 1996 Director Option Plan, as further amended by approval of the stockholders in May, 2003 (the “1996 Plan”). The 1996 Plan expired on January 2, 2006. The 1996 Plan is administered by our Board of Directors. Under the 1996 Plan, Directors who were not employed by us or by any of our subsidiaries and were not so employed within the six months prior to the date of grant, were eligible to receive options from time to time to purchase a number of shares of Common Stock as determined by our Board; provided, however, that no Director could be granted options to purchase more than 5,000 shares of Common Stock in any one calendar year. The exercise price for such shares was the fair market value thereof on the date of grant, and the options vest as determined in each case by the Board of Directors. Options granted under the 1996 Plan were generally exercisable over the term of the option, as determined by our Board; however, no option granted under the 1996 Plan had a term of greater than ten years from the date of grant. A maximum of 200,000 shares were available to be awarded under the 1996 Plan of which 153,000 shares are currently subject to outstanding awards, and awards with respect to the remaining 47,000 shares have expired without being exercised.

In May 2005, our stockholders approved the adoption of the Blonder Tongue Laboratories, Inc. 2005 Director Equity Incentive Plan (the “Director Plan”). The Director Plan is administered by our Board of Directors. Under the Director Plan, Directors who are not currently employed by us or by any of our subsidiaries and who have not been so employed within the past six months, are eligible to receive equity-based awards from time to time as determined by our Board. A maximum of 200,000 shares may be awarded under the Director Plan, and any shares subject to an award which is terminated, canceled, expired or forfeited for any reason will again be available for the grant of an award. Under the Director Plan, eligible Directors may be awarded stock options to purchase a number of shares of Common Stock (“Stock Options”), stock appreciation rights to receive the excess, if any, of the fair market value of a specified number of shares of Common Stock at the time of exercise over the grant price (“SARS”) or stock awards at no cost to the Director (“Stock Awards”), which may be either restricted stock or unrestricted stock. Each grant of a Stock Option, SAR or Stock Award will be subject to a written Award Agreement which shall specify the terms and conditions of the grant as determined by the Board of Directors, provided, however, that the exercise price for any Stock Option or SAR granted shall not be less than the fair market value of the underlying Common Stock on the date of grant. The Director Plan expires on February 1, 2015.

On March 28, 2006, each of our non-employee Directors, other than James H. Williams, was granted an option under the Director Plan to purchase 10,000 shares of Common Stock at an exercise price equal to $1.905 per share, the fair market value of our Common Stock on March 28, 2006, calculated by taking the average of the high and low selling prices as reported on the American Stock Exchange on the grant date of March 28, 2006. These options vested on March 28, 2007 and expire on March 27, 2016.

On April 3, 2007, each of our non-employee Directors was granted an option under the Director Plan to purchase 10,000 shares of Common Stock at an exercise price equal to $1.98 per share, the fair market value of our Common Stock on April 3, 2007, calculated by taking the average of the high and low selling prices as reported on the American Stock Exchange on the grant date of April 3, 2007. These options vest on April 3, 2008 and expire on April 2, 2017.

We are a party to a consulting and non-competition agreement with James H. Williams, who served as a Director until May 24, 2006, for the purpose of obtaining advice and counseling from Mr. Williams concerning strategic planning and financial and business matters. Under this agreement, as amended, Mr. Williams is obligated to make himself available to us for up to 25 hours per month. We pay Mr. Williams at the rate of $168,525 per year for his services under this agreement, subject to adjustment on a basis consistent with adjustments to compensation for our senior management. The agreement provides a cap of $200,000 on payments to be made thereunder during any calendar year. The initial term of this agreement expired on December 31, 2004 and automatically renews thereafter for successive one year terms (subject to termination at the end of any renewal term on at least 90 days’ notice). The agreement was automatically renewed for a one-year term, expiring December 31, 2007. We pay Mr. Williams certain amounts in connection with the reimbursement of travel, lodging and related expenses incurred in connection with attendance at our Board and committee meetings.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Our Compensation Committee is responsible for evaluating and approving compensation for our executive officers.  The individuals who served in 2006 as Chief Executive Officer and Chief Financial Officer, along with the other individuals included in the Summary Compensation Table on page 15, are referred to as the "named executive officers."  This section discusses our compensation of the named executive officers.

Compensation Objectives

The primary objective of our executive compensation program is to assist us in attracting, retaining and motivating talented executives to execute our business strategy and maximize short-term and long-term profits and shareholder value. We seek to achieve these objectives by:

•	providing direct compensation and rewards programs that are externally competitive to attract and retain the talent needed;

•	rewarding performance of executives who contribute to strategic and operational goals; and

•	providing compensation that aligns with business objectives and shareholders’ interests.

The key elements of our executive officer compensation program are base salary, annual incentive compensation in the form of cash bonuses, and long-term incentive compensation. Our Compensation Committee subjectively apportions total compensation among these elements in such proportions as it determines are appropriate in the circumstances and, therefore, such apportionment may vary from time to time and among executives. The Compensation Committee retains the flexibility to consider various factors when making compensation decisions, including external market forces, individual circumstances and performance.

While the Compensation Committee has not retained a compensation consultant, in determining the salary for our executive officers, the Compensation Committee obtains, from time to time, salary survey information from companies such as Watson Wyatt Data Services, of salaries paid to officers of durable goods manufacturing companies located in the Northeastern United States, ranging in size from $20 million to $130 million in revenues. The Compensation Committee generally seeks to set compensation at or above the middle range of salaries in these surveys to remain competitive in order to attract, retain and motivate talented executives.

With regard to the compensation of each of our Chief Executive Officer and President, Messrs. Luksch and Pallé, the Compensation Committee reviews their respective performance and the relevant compensation information from the surveys and determines their compensation, subject to approval of their base salary by the full Board of Directors. In evaluating their performance, the Compensation Committee conducts a review process whereby comments are solicited from the members of the Board regarding their respective performance, which performance review is used by the Compensation Committee as a guide in making any adjustments to their compensation. The Chief Executive Officer also provides the Compensation Committee with a summary review of our President’s performance. With regard to the other named executive officers, our Chief Executive Officer provides the Compensation Committee with a written summary review of these other executive officers accompanied by recommendations to the Compensation Committee as to appropriate levels of compensation. The Compensation Committee then reviews these recommendations, makes appropriate adjustments and approves them.

Base Salary. Base salaries are intended to provide a level of cash compensation that is externally competitive in relation to the responsibilities of the executive’s position, with adjustments reflective of recent performance. Individual salaries for executive officers are generally reviewed annually by the Compensation Committee, except for Messrs. Luksch and Pallé whose compensation levels are presently reviewed every other year. Generally, our Chief Executive Officer recommends annual salary adjustments for the named executive officers other than Messrs. Luksch or Pallé. In addition to the compensation survey utilized every few years to ensure base salary is externally competitive, the Compensation Committee conducts an annual performance evaluation of these named executive officers to determine any salary adjustment based upon the written summaries of each such officer’s performance prepared and provided by our Chief Executive Officer. The performance evaluation focuses on the executive’s performance during the past year of the responsibilities of his position, the executive’s improvement in areas where any deficiencies may have been noted in the past, and the executive’s achievement of any specific goals and objectives which may have been established for him, including achievement of budget objectives. Our overall profit for the fiscal year and the executive’s individual contribution to that profit are also considered. This assessment of individual performance contributions is, however, subjective and not conditioned upon the achievement of any specific, pre-determined performance targets. In March, 2006, based on the foregoing analysis, including our overall general performance and the performance of the executives, the following annual adjustments to base salaries for the named executive officers other than Messrs. Luksch and Pallé were approved effective January 1, 2006:

Name	2005 Salary	Adjustment	2006 Salary
Peter F. Daly, Jr.	$ 175,000	$ 3,500	$ 178,500
Kant Mistry	$ 157,000	$ 4,000	$ 161,000
Eric S. Skolnik	$ 137,000	$ 5,000	$ 142,000

While the 2005 salaries of Messrs. Luksch ($383,250) and Pallé ($300,000) were not adjusted for 2006, their salaries are being reviewed by the Compensation Committee in 2007 and it is anticipated that the review process will be concluded and compensation adjustments determined during April, 2007. As in recent prior years, adjustments to compensation for Messrs. Luksch and Pallé will be determined by the Compensation Committee based upon the performance review process described above, which includes solicited written comments from member of the Board of Directors. In addition, in January, 2007, the Compensation Committee, as part of its annual compensation review as described above, approved new base salaries for the other named executive officers as follows:

Name	Base Salary as of January 1, 2007
Peter F. Daly, Jr.	$ 180,500
Kant Mistry	$ 164,000
Eric S. Skolnik	$ 150,000

Executive Officer Bonus Plan. We provide executives with an annual opportunity to earn cash incentive awards through the Executive Officer Bonus Plan (the “Executive Bonus Plan”). These cash bonuses are intended to motivate and reward the achievement of short-term profit, which is a key element of the Compensation Committee’s overall compensation philosophy.  Cash bonus awards under the Executive Bonus Plan are paid to officers during a particular fiscal year based upon and relating to our financial performance during the prior fiscal year. During the first quarter of each fiscal year, we designate which of our executive officers are to participate in the Executive Bonus Plan for that year. We then establish one or more objective performance goals for the participants and a formula to determine bonus payments based on the achievement of the goal(s). In no event may the bonus for any participant exceed 100% of the participant’s base salary.

The performance goals are expressed in terms of (a) one or more corporate or divisional earnings-based measures (which may be based on net income, operating income, cash flows, or any combination thereof) and/or (b) one or more corporate or divisional sales-based measures. Each such goal may be expressed on an absolute and/or relative basis, may employ comparisons with our past performance (including one or more divisions) and/or the current or past performance of other companies, and in the case of earnings-based measures, may employ comparisons to capital, stockholders’ equity and shares outstanding. Performance goals need not be uniform among participants, but they have been in recent years.

After our financial results for a fiscal year have been determined, the Compensation Committee will certify the level of performance goal attainment and the potential bonus payment for each participant. The Compensation Committee has full authority to decrease the amount that would otherwise be payable to any participant for a fiscal year.

For 2006, each of the named executed officers were participants under the Executive Bonus Plan. The participants were entitled to share in a Bonus Pool based upon a subjectively determined allocation, which took into account the relative compensation levels of the executives as well as other subjective factors related to job performance in 2005, such as the ease with which the executive could be replaced, whether further opportunities for advancement within the company existed for the executive, teamwork skills, perceived efforts, interpersonal relationships and overall job performance. The Bonus Pool for 2006 was equal to the sum of (i) forty percent (40%) of the first $1,000,000 (or portion thereof) of our pre-tax income, plus (ii) twenty percent (20%) of our pre-tax income in excess of $1,000,000, but less than or equal to $2,000,000, plus (iii) ten percent (10%) of our pre-tax income in excess of $2,000,000, all as set forth on our audited financial statements (in all cases calculated before taking into account any accrual for such Bonus Pool). In no event, however, may the Bonus Pool exceed the sum of the base salaries of all participants, in the aggregate. Also, no bonus may be paid to any participant unless the Bonus Pool (calculated in the manner described above) equals or exceeds $90,000. Based upon our reported pre-tax income for 2006, in March, 2007 the following bonuses were paid to our named executive officers based upon their overall share of the Bonus Pool as reflected below:

Name	Pool Percentage	2006 Bonus Award
James A. Luksch	0.2398	$52,845
Robert J. Pallé, Jr.	0.1668	$36,758
Peter F. Daly, Jr.	0.0993	$21,883
Kant Mistry	0.1007	$22,191
Eric S. Skolnik	0.0790	$17,409

In addition, from time to time we may establish a discretionary bonus arrangement with one or more of our executive officers, with the receipt of any bonus conditioned upon the attainment of certain performance goals. Currently there is a bonus arrangement with Peter F. Daly. Mr. Daly is eligible to receive a bonus under this arrangement based upon our achievement of certain sales-based measures (“Sales Bonus”). However, in no event may the sum of any Sales Bonus paid to Mr. Daly pursuant to this arrangement plus any bonus paid to him under the Executive Bonus Plan exceed 100% of his base salary. For 2006, in order for Mr. Daly to be eligible to receive the Sales Bonus, our net sales had to increase by 20% over net sales for the preceding fiscal year. This performance measure was not met in 2006 and, therefore, no Sales Bonus was paid to Mr. Daly in 2007 in respect of our performance in 2006.

In January, 2007, the Compensation Committee approved the participation of all of the named executive officers in the Bonus Pool for 2007. The Bonus Pool for 2007 will be determined based upon the measurement of our income before income taxes for fiscal 2007 at the same percentages (and subject to the same limitations) as was used for these calculations in 2006. As of the printing of this proxy statement the Pool Percentages at which each individual named executive officer will participate in the 2007 Bonus Pool, have not yet been determined.

Long-Term Incentive. Long-term incentives are intended to motivate and retain executives and reward them based upon our long-term performance. Our primary vehicle for providing these incentives is the grant of equity-based and other performance awards under our 2005 Employee Equity Incentive Plan (“2005 Plan”). While other awards are authorized under the 2005 Plan, to date, the Compensation Committee has granted only stock options under the 2005 Plan. The Compensation Committee believes stock options provide long-term incentives to executives while aligning their interests with those of the public shareholders, as the executive only benefits if the stock price increases after the date of grant and only by the amount of the increase. While the Compensation Committee subjectively determines the number of options to be granted, it generally considers the following in making its decisions:

•	the number of outstanding options in relation to the number of outstanding shares of our Common Stock to determine the dilutive effect of additional options,

•
the number of outstanding options that have an exercise price below the current market price (and the magnitude of the exercise price below the current market price) to determine the incentive being created by the outstanding options,

•	the position and level of responsibility of the executive officer and his recent performance, and

•
the number of shares owned and options outstanding for an individual executive officer to determine the incentive effect of further options and the relative wealth and retirement needs of the executive.

Similar to other types of compensation, the Compensation Committee determines the grant of stock options to Messrs. Luksch and Pallé, and for all other named executive officers Mr. Luksch provides a list of proposed option grants, which the Compensation Committee reviews, makes appropriate adjustments and thereafter approves. In 2006, the Compensation Committee took into the account that the exercise price of many of the outstanding options were significantly above the current stock price and options have been expiring out-of-the-money. Accordingly, most of these past grants no longer provided significant incentives for our executives. Also, while Messrs. Luksch and Pallé had not received option grants in many years, the Compensation Committee believed new grants would create additional incentives for them during this critical time when we are consolidating operations and transforming to offshore manufacturing. Based upon the foregoing reasons and procedures, in March, 2006 the Compensation Committee granted the following stock options with an exercise price of $1.905 per share, a ten-year term and vesting in three equal installments on March 28, 2007, 2008 and 2009:

Name	No. of Shares
James A. Luksch	45,000 shares
Robert J. Pallé, Jr.	35,000 shares
Peter F. Daly, Jr.	20,000 shares
Kant Mistry	25,000 shares
Eric S. Skolnik	25,000 shares

As part of its annual compensation review in January, 2007 and for the same reasons described above, the Compensation Committee granted the following stock options (subject to shareholder approval of Proposal 2 in this proxy statement) with an exercise price of $1.98 per share, a ten-year term and vesting in three equal installments on April 3, 2008, 2009 and 2010:

Name	No. of Shares
James A. Luksch	35,000 shares
Robert J. Pallé, Jr.	25,000 shares
Peter F. Daly, Jr.	20,000 shares
Kant Mistry	20,000 shares
Eric S. Skolnik	25,000 shares

We generally award options to our executives annually at one of the first regularly scheduled meetings of the Compensation Committee in a new fiscal year, which is done in connection with our annual review of executive officers and their performance. The date of approval of these grants occurs before the release of fourth quarter and annual earnings announcements for the prior fiscal year. We do not, however, take into account our earnings announcements when determining the number of stock options to be granted. For the last several annual stock option grants, the Compensation Committee provided that the exercise price could not be lower than the average of the high and low selling prices of our Common Stock on the first or second business day after fourth quarter and year end earnings were announced.

Other Compensation and Benefits. The named executive officers may participate in our broad-based 401(k) Plan on the same terms as all of our employees. The named executive officers do not receive any other retirement benefits. The named executive officers receive certain perquisites as described in the footnotes to the Summary Compensation Table, including our payment of life insurance premiums, car allowances, professional fees for tax preparation and other matters, and with respect to our Chief Executive Officer, below market interest on certain outstanding loans and professional fees for legal services.

No Severance Agreements. None of our executive officers have employment, severance or change-of-control agreements. Our executives serve at the will of the Board, which enables us to terminate their employment with discretion as to the terms of any severance arrangement.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussion, it has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

The Compensation Committee
Robert B. Mayer, Chair
Robert E. Heaton
James F. Williams

Summary Executive Compensation

The following table summarizes the total compensation paid to or earned by each of the named executive officers for services rendered to us in all capacities for the fiscal year ended December 31, 2006.

2006 Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Option Awards($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
James A. Luksch Chairman of the Board and Chief Executive Officer	2006	$383,250	$27,708	$52,845	$48,548(3)	$512,351
Robert J. Pallé, Jr. President, Chief Operating Officer and Secretary	2006	300,000	21,550	36,758	22,125(4)	380,433
Peter F. Daly, Jr. Senior Vice President - Marketing and Sales	2006	178,500	20,819	21,883	471(5)	221,673
Kant Mistry Vice President - Engineering and Chief Technical Officer	2006	161,000	15,393	22,191	5,273(6)	203,857
Eric S. Skolnik Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary	2006	142,000	15,393	17,409	4,311(6)	179,113
__________________
(1) The amounts in the “Option Awards” column reflect the dollar amount recognized by us for financial statement reporting purposes under FAS 123(R) for the fiscal year ended December 31, 2006, disregarding the estimate of forfeitures related to service-based vesting conditions. In accordance with FAS 123(R), this column may include amounts from awards granted in and prior to 2006 under our various long term incentive plans. Assumptions used in the calculation of these amounts are included in Note 1(o) to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.
(2) The amounts in the “Non-Equity Incentive Plan Compensation” column reflect the cash awards made under our Executive Officer Bonus Plan. These awards were paid in March, 2007 for 2006 performance.
(3) The amount shown in the “All Other Compensation” column for Mr. Luksch includes $10,428 for personal use of a company car, $3,185 of professional fees for tax preparation, $15,353 of below market interest benefit on outstanding loan amounts owing to us as described under “Certain Relationships and Related Transactions” on page 20 below, and $11,970 of professional fees for legal services. This amount also includes our matching contribution to our 401(k) defined contribution plan for the benefit of Mr. Luksch and the dollar value for life insurance premiums paid by us during 2006 with respect to life insurance for the benefit of Mr. Luksch. The cost to provide a company car to Mr. Luksch was calculated based on the actual lease cost incurred during 2006, prorated by the estimated personal use of the car by Mr. Luksch, plus the estimated cost of fuel, maintenance and insurance. The cost of the below market interest benefit was determined based on the average outstanding loan balance (calculated using the average of the outstanding loan balance at January 1, 2006 and December 31, 2006) at our weighted average borrowing rate under our credit facilities during 2006 (8.90%).

(4) The amount shown in the “All Other Compensation” column for Mr. Pallé includes $6,878 for personal use of a company car and $7,855 of professional fees for tax preparation. This amount also includes our matching contribution to our 401(k) defined contribution plan for the benefit of Mr. Pallé and the dollar value for life insurance premiums paid by us during 2006 with respect to life insurance for the benefit of Mr. Pallé.
(5) The amount shown in the “All Other Compensation” column for Mr. Daly includes the dollar value for life insurance premiums paid by us during 2006 with respect to life insurance for the benefit of Mr. Daly.
(6) The amounts shown in the “All Other Compensation” column for each of Messrs. Skolnik and Mistry includes our matching contribution to our 401(k) defined contribution plan and the dollar value for life insurance premiums paid by us during 2006 with respect to life insurance for the benefit of these named executive officers.

Grants of Plan Based Awards

The following table provides information with respect each grant of a plan-based award to a named executive officer during fiscal year 2006.

2006 GRANTS OF PLAN BASED AWARDS
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Option Awards: Number of Securities Underlying Options (#)(5)	Exercise or Base Price of Option Awards ($/SH)(6)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)(2)	Target ($)(3)	Maximum ($)(4)

James A. Luksch	03/28/2006	$21,582	$52,845	$383,250	45,000	$1.905	$59,400

Robert J. Pallé, Jr.	03/28/2006	$15,012	$36,758	$300,000	35,000	$1.905	$46,200

Peter F. Daly, Jr.	03/28/2006	$8,937	$21,883	$178,500	20,000	$1.905	$26,400

Kant Mistry	03/28/2006	$9,063	$22,191	$161,000	25,000	$1.905	$33,000

Eric S. Skolnik	03/28/2006	$7,110	$17,409	$142,000	25,000	$1.905	$33,000
__________________
(1)   The amounts under the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” column relate to cash awards payable to the named executive officers under the Executive Officer Bonus Plan as described under “Compensation Discussion and Analysis - Executive Officer Bonus Plan” on page 12.
(2)   The Bonus Pool under the Executive Officer Bonus Plan must equal or exceed $90,000 before any cash bonuses will be awarded. The threshold amounts shown reflect the minimum payment level under this plan based upon a minimum Bonus Pool amount of $90,000 and each named executive officer’s Pool Percentage as determined by our Compensation Committee.
(3)   No target awards were set under the Executive Officer Bonus Plan. The target amounts shown reflect the actual cash bonuses awarded to the named executive officers under the Executive Officer Bonus Plan for 2006. These awards were paid in March, 2007.
(4)   The maximum amounts shown reflect the actual base salary of each named executive officer, which is the maximum amount payable as a cash bonus under the Executive Officer Bonus Plan.
(5)   The amounts in the “All Other Options Awards” column reflect the number of shares underlying options granted to each named executive officer in 2006 under the 2005 Employee Equity Incentive Plan.
(6)   The option award exercise price is calculated by taking the average of the high and low selling prices as reported on the American Stock Exchange on the grant date of March 28, 2006.

Outstanding Equity Awards

The following table discloses for each named executive officer all shares of our Common Stock underlying unexercised options as of December 31, 2006.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
James A. Luksch	-	45,000 (1)	$ 1.905	03/28/2016
Robert J. Pallé, Jr.	-	35,000 (1)	$ 1.905	03/28/2016
Peter F. Daly, Jr.	13,333(2)	6,667 (2)	$ 3.375	04/17/2014
	5,000 (3)	-	$ 3.84	03/29/2015
	-	20,000 (1)	$ 1.905	03/28/2016
Kant Mistry	6,000 (3)	-	$ 6.88	07/16/2007
	8,000 (3)	-	$ 6.88	06/09/2007
	3,000 (3)	-	$ 6.34	08/18/2009
	10,000 (3)	-	$ 6.75	08/13/2010
	10,000 (3)	-	$ 2.88	02/14/2011
	20,000 (3)	-	$ 3.43	03/26/2012
	15,000 (3)	-	$ 3.84	03/29/2015
	-	25,000 (1)	$ 1.905	03/28/2016
Eric S. Skolnik	3,000 (3)	-	$ 7.38	05/21/2010
	8,000 (3)	-	$ 2.88	02/14/2011
	25,000 (3)	-	$ 3.43	03/26/2012
	15,000 (3)	-	$ 3.84	03/29/2015
	-	25,000 (1)	$ 1.905	03/28/2016
__________________
(1) This option award vests in three equal installments on March 28, 2007, 2008 and 2009.
(2) This option award is for a total of 20,000 shares of Common Stock. As of December 31, 2006, 13,333 shares were vested and exercisable and the remaining 6,667 shares will vest on April 19, 2007.
(3) This option award vested as of December 31, 2006.

Options Exercises

During fiscal year 2006, no named executive officer exercised any stock options.

Compensation Committee Interlocks and Insider Participation

Messrs. Heaton, Mayer and Necessary served on the Compensation Committee during 2006. None of them, during the time he served on the Compensation Committee, was one of our officers or employees during fiscal year 2006. None of our executive officers has served on the board of directors, the compensation committee or any other board committee performing equivalent functions of any other entity, any of whose officers served either on our Board of Directors or our Compensation Committee.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of March 15, 2007 by (i) each person who is known by us to beneficially own more than five percent of our Common Stock, (ii) each of our Directors, including nominee Directors, (iii) each of our executive officers named in the Summary Compensation Table, and (iv) all our executive officers and Directors as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares that they beneficially own, subject to community property laws where applicable.

Name and Address of Beneficial Owner(1)(2)	Amount and Nature of Beneficial Ownership (1)		Percent of Class Beneficially Owned
James A. Luksch	1,043,002	(3)	16.72%
Robert J. Pallé, Jr.	1,247,566	(4)	20.01%
Kant Mistry	82,334	(5)	1.31%
Peter F. Daly, Jr.	31,668	(6)	*
Eric S. Skolnik	59,584	(7)	*
John E. Dwight	119,334	(8)	1.89%
James F. Williams	114,173	(9)	1.81%
Gary P. Scharmett	65,600	(10)	1.05%
Robert B. Mayer	50,000	(11)	*
Robert E. Heaton	52,500	(12)	*
All Directors and executive officers as a group (13 persons)	3,168,257		44.98%
FMR Corp. 82 Devonshire Street Boston, Massachusetts 02109	432,683	(13)	6.95%
Al Frank Asset Management, Inc. 32392 Coast Highway, Suite 260 Laguna Beach, California 92651	450,946	(14)	7.25%
_______________

* Less than 1%

(1)
Beneficial ownership as of March 15, 2007 for each person includes shares subject to options held by such person (but not held by any other person) which are exercisable within 60 days after such date. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities, which voting or investment power may be further described in the footnotes below. This table contains information furnished to us by the respective stockholders or contained in filings made with the Commission. Certain of our executive officers and Directors may, from time to time, hold some or all of their Common Stock in brokerage accounts having outstanding margin loan balances secured by the Common Stock and the other investment securities held in such brokerage accounts.

(2)	Unless otherwise indicated, the address for each beneficial owner is c/o Blonder Tongue Laboratories, Inc., One Jake Brown Road, Old Bridge, NJ 08857.
(3)
Includes 10,928 shares of Common Stock owned of record by two trusts of which Mr. Luksch is the trustee, 9 shares of Common Stock owned of record by an estate of which Mr. Luksch is the executor, 294 shares of Common Stock held of record by Mr. Luksch’s spouse, as to which Mr. Luksch expressly disclaims beneficial ownership, and 15,000 shares of Common Stock underlying options granted by us. 899,000 shares of Common Stock owned by Mr. Luksch are pledged as collateral.

(4)
Includes 200,000 shares of Common Stock owned of record by a limited liability company of which Mr. Pallé and his wife are the sole members and 11,667 shares of Common Stock underlying options granted by us.

(5)	Includes 2,000 shares of Common Stock held jointly by Mr. Mistry and his spouse and 80,334 shares of Common Stock underlying options granted by us.
(6)	Includes 31,668 shares of Common Stock underlying options granted by us.
(7)	Includes 59,334 shares of Common Stock underlying options granted by us.
(8)	Includes 93,334 shares of Common Stock underlying options granted by us.
(10)	Includes 47,000 shares of Common Stock underlying options granted by us.

(9)
Includes 47,000 shares of Common Stock underlying options granted by us and 52,173 shares of Common Stock underlying an option granted by James H. Williams, a former Director, to James F. Williams, which shares are owned by James H. Williams.

(11)
Includes 47,000 shares of Common Stock underlying options granted by us, 500 shares of Common Stock held of record by Mr. Mayer’s adult son, as to which Mr. Mayer expressly disclaims beneficial ownership, and 200 shares of Common Stock held of record by Mr. Mayer’s spouse.

(12)	Includes 47,000 shares of Common Stock underlying options granted by us.
(13)
Based on a Schedule 13G/A filed by FMR Corp. (“FMR”) with the Commission on February 14, 2007. The Schedule 13G/A discloses that the 432,683 shares of Common Stock are held directly by Fidelity Low Priced Stock Fund, that each of FMR and Edward C. Johnson, 3rd, Chairman of FMR, have the sole power to dispose of the 432,683 shares of Common Stock, and that sole power to vote or direct the voting of the 432,683 shares of Common Stock is held by the Fidelity Funds’ Board of Trustees.

(14)
Based on a Schedule 13G filed by Al Frank Asset Management, Inc. (“AFAM”) with the Commission on February 14, 2006. The Schedule 13G discloses that AFAM has the sole power to vote 351,685 shares of Common Stock, and the sole power to dispose of 450,946 shares of Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and executive officers, and persons who own more than ten percent of our Common Stock, to file with the Commission and the American Stock Exchange, initial reports of ownership and reports of changes in ownership of Common Stock and our other equity securities. Officers, Directors and greater than ten percent stockholders (collectively, “Reporting Persons”) are additionally required to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on review of the copies of such reports furnished to us or written representations that no reports were required with respect to fiscal year 2006, we believe that all Section 16(a) filing requirements applicable to Reporting Persons were complied with on a timely basis during 2006, except for an untimely Form 4 filing for each of James A. Luksch and Robert J. Pallé, Jr. in connection with the sale by Mr. Luksch to Mr. Pallé of 7,576 shares of our Common Stock in a private transaction on September 18, 2006 that were not filed until January 9, 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Chief Executive Officer’s daughter, Emily Nikoo, is our Senior Vice President - Operations. Ms. Nikoo’s annual salary in 2006 was $143,000. Nezam Nikoo, Ms. Nikoo’s husband and our Chief Executive Officer’s son-in-law, is our Chief Digital Engineer. Mr. Nikoo’s annual salary in 2006 was $135,754.

One of our Directors, Gary P. Scharmett, is a partner at the law firm of Stradley, Ronon, Stevens & Young, LLP, which serves as our outside counsel. During the 2006 fiscal year, we paid fees for legal services to this firm in the aggregate amount of $888,000. Mr. Scharmett’s interest in this relationship arises from his minority ownership interest as a partner at this firm. In management's opinion, the terms of such services were substantially equivalent to those which would have been obtained from unaffiliated parties.

As of March 31, 2007, James A. Luksch, our Chief Executive Officer and a Director, was indebted to us in the amount of $162,000, for which we have charged no interest. This indebtedness arose from a series of cash advances made to Mr. Luksch, the latest of which was advanced in February, 2002. The largest aggregate amount of indebtedness during the 2006 fiscal year was $179,000. This debt is presently being repaid at the rate of at least $1,000 per month, all of which represents principal payments on the indebtedness. Mr. Luksch paid $13,500 of principal during fiscal 2006.

On January 1, 1995, we entered into a consulting and non-competition agreement with James H. Williams who was one of our Directors until May 24, 2006. He was also our largest stockholder until November 14, 2006. Under the agreement, Mr. Williams provides consulting services on various operational and financial issues and is currently paid at an annual rate of $168,525, but in no event is such annual rate permitted to exceed $200,000. Mr. Williams also agreed to keep all of our information confidential and not to compete directly or indirectly with us for the term of the agreement and for a period of two years thereafter. The initial term of this agreement expired on December 31, 2004 and automatically renews thereafter for successive one-year terms (subject to termination at the end of any renewal term on at least 90 days’ notice). This agreement automatically renewed for a one-year extension until December 31, 2007. In addition, on November 14, 2006, we repurchased 1,293,000 shares of our Common Stock from Mr. Williams in a private off-market block transaction for $0.75 per share, for an aggregate purchase price of $970,000.

On June 30, 2006, we entered into a Share Exchange and Settlement Agreement with Blonder Tongue Telephone, LLC, which was a 5% stockholder immediately prior to the transaction (“BTT”) and certain related parties of BTT. Under the terms of the agreement, we transferred to BTT the 49 membership shares of BTT (representing a 50% equity ownership interest) owned by us in exchange for BTT transferring back to us the 500,000 shares of our Common Stock that were previously contributed by us to the capital of BTT. Pursuant to the agreement, we granted BTT a non-transferable equipment purchase credit in the aggregate amount of $400,000 (subject to certain off-sets), which was exercised in full by September 30, 2006. BTT agreed to change its corporate name within 90 days after closing and cease using any of our intellectual property, including the names “Blonder,” “Blonder Tongue” or “BT.” As part of the transaction, certain other non-material agreements between us and BTT were also terminated. We acquired our 50% ownership interest in BTT as part of a series of agreements entered into in March, 2003 and September, 2003.

Review and Approval of Transactions with Related Persons

We do not have a formal, written policy solely for the review and approval of transactions with related parties. However, the charter for our Audit Committee and our Code of Ethics provide guidelines for reviewing and handing related party transactions with our directors, officers and employees. Pursuant to these requirements, the Audit Committee is responsible for reviewing all conflict of interest transactions involving directors, officers and employees and for approving such transactions. Under our Code of Ethics, all directors and officers are required to fully disclose, in writing, to the Chief Financial Officer or the Chairman of the Audit Committee, any potential conflict of interest prior to accepting any position or commencing any such transaction. Before approving any such transaction, the Audit Committee would take into account all relevant facts and circumstances that it deems appropriate, including, but not limited to, the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and if applicable, the impact on a Director’s independence. Only those transactions that, in light of known circumstances, are fair as to, and in the best interest of Blonder and its shareholders, as the Audit Committee determines in the good faith exercise of its discretion, shall be approved. In addition, related party transactions with significant shareholders have traditionally been reviewed and approved by the full Board of Directors, with any interested Director not participating. In these transactions, the disinterested Directors have used the same standards described above in determining whether to approve any related party transaction with a significant shareholder.

We do not, on an annual basis, reconsider transactions and arrangements with related persons that were commenced in a prior year so long as the circumstances have not changed in any material fashion. The continued engagement of Stradley, Ronon, Stevens & Young, LLP as our general counsel remains at all times subject to the discretion of management and the Board of Directors and as such, is not specifically approved or ratified by our Audit Committee.

PROPOSAL NO. 2 - AMENDMENT OF 2005 EMPLOYEE EQUITY INCENTIVE PLAN

At the Annual Meeting, stockholders will be presented with a proposal to increase the number of shares subject to our 2005 Employee Equity Incentive Plan (“2005 Employee Plan”) from 500,000 shares to 1,100,000 shares. On January 31, 2006, the Compensation Committee adopted, subject to stockholder approval, an amendment to the 2005 Employee Equity Incentive Plan that would increase by 600,000 the total number of shares of our Common Stock authorized for issuance under the 2005 Employee Plan from 500,000 shares to 1,100,000 shares. In May, 2005, our stockholders approved the adoption of the 2005 Employee Plan and a total of 500,000 shares of Common Stock for issuance under the 2005 Employee Plan. Options to purchase a total of 403,407 shares of Common Stock at exercise prices ranging from $1.91 to $3.84 per share have been granted and remain outstanding under the 2005 Employee Plan as of March 30, 2007. The full text of the proposed amendment to the 2005 Employee Plan is set forth in Appendix B to this Proxy Statement. The foregoing description of the proposed amendment is qualified in its entirety by reference to the text of Appendix B.

The 2005 Employee Plan authorizes our Compensation Committee to grant equity-based and other performance-based awards to our executive officers and other key employees, representing approximately 52 persons. The purpose of the 2005 Employee Plan is to promote our success and enhance our value by linking the personal interests of participants to those of our stockholders and by providing such individuals with an incentive for outstanding performance in order to generate superior returns to stockholders. The 2005 Employee Plan is designed to give our Compensation Committee flexibility in structuring awards that will achieve these objectives. The proposed amendment increasing the number of shares subject to the 2005 Employee Plan will permit further grants under this plan, thereby allowing us to continue to create incentives for our employees to enhance stockholder value. As of March 30, 2007, there are only 96,593 shares available for issuance under the 2005 Employee Plan. The Compensation Committee believes that this number is not sufficient given our compensation structure and strategy. Accordingly, our Board of Directors believes it is in our best interests and the best interests of our stockholders to amend the 2005 Employee Plan as described above. The additional shares of Common Stock will be used to make additional grants of awards from time to time to eligible participants under the 2005 Employee Plan.

Due to the nature of the 2005 Employee Plan, the benefits to be received by or allocated to any of the eligible participants, either individually or as a group, cannot be determined at this time, except for the conditional grants described below. On January 31, 2007, the Compensation Committee approved, subject to stockholder approval of the proposed amendment to the 2005 Employee Plan, the grant of options to purchase an aggregate of 190,000 shares of Common Stock to certain executive officers. If approved, these options will be granted effective April 3, 2007 with an exercise price of $1.98 per share. The table below summarizes these conditionally granted stock options and provides other information as to the persons who received these stock options under the 2005 Employee Plan. In addition, on March 31, 2007, the Compensation Committee approved, subject to stockholder approval of the proposed amendment to the 2005 Employee Plan, the grant of options to purchase an aggregate of 184,000 shares of Common Stock to certain of our key employees who are not executive officers. If approved, these options will be granted effective April 3, 2007 with an exercise price of $1.98 per share. If this Proposal No. 2 is approved by stockholders, the remaining shares of Common Stock available for grant under the Employee Plan will be used to make additional awards from time to time to eligible participants under the 2005 Employee Plan.

New Plan Benefits
2005 Employee Equity Incentive Plan

Name and Position	Dollar Value ($)(1)	Number of Units(2)(3)
James A. Luksch Chairman of the Board and Chief Executive Officer	$0	35,000
Robert J. Pallé, Jr. President, Chief Operating Officer and Secretary	$0	25,000
Peter F. Daly, Jr. . Vice President - Sales	$0	20,000
Kant Mistry Vice President - Engineering and Chief Technical Officer	$0	20,000
Eric S. Skolnik Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary	$0	25,000
Executive Officer Group	$0	190,000(4)
Non-Executive Director Group	$0	0
Non-Executive Officer Employee Group	$0	184,000
________________
(1)
Represents the value of the options granted subject to stockholder approval calculated based on the difference between the option exercise price of $1.98 per share and the closing market price of $1.96 per share of our Common Stock on April 18, 2007.

(2)	Represents the number of shares of Common Stock underlying options granted by the Compensation Committee subject to stockholder approval. The stock options will expire April 2, 2017.
(3)	These stock options vest and become exercisable, subject to stockholder approval, in three equal installments of one-third each on the first, second and third anniversary of the date of grant.
(4)	Includes amounts disclosed above for Messrs. Luksch, Pallé, Daly, Mistry and Skolnik.

Summary Description of the 2005 Employee Plan

The following is a summary of the key provisions of the 2005 Employee Plan, as proposed to be amended.

1. Number of Shares. The aggregate number of shares reserved and available for grant under the 2005 Employee Plan is 1,100,000 shares of Common Stock, adjusted for any stock dividend, stock split or other subdivision or combination of the Common Stock. The shares may be issued from authorized and unissued shares of our Common Stock, our treasury stock or from shares purchased on the open market. To the extent that an award terminates, is cancelled, expires, lapses or is forfeited for any reason, any shares subject to the award will again be available for the grant of an award under the 2005 Employee Plan.

2. Administration. The 2005 Employee Plan is administered by our Compensation Committee. The members of the Compensation Committee must be comprised of Directors who satisfy the requirements of "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (“Exchange Act”).

3.  Eligibility; Participation. All of our executive officers and other key employees, and the executive officers and key employees of any of our subsidiaries, are eligible to become participants in the 2005 Employee Plan. From time to time, our Compensation Committee will select those persons who will be granted an award from among all eligible individuals.

4.  Term of 2005 Employee Plan. The 2005 Employee Plan became effective as of February 2, 2005 and will terminate on February 1, 2015. Our Board reserves the right to terminate the 2005 Employee Plan prior to such date without prejudice in any material way to the holders of any awards then outstanding.

5.  2005 Employee Plan Awards. Our Compensation Committee is authorized under the 2005 Employee Plan to grant a variety of incentive awards to participants, as described below. Each award is evidenced by a written Award Agreement, which specifies the terms and conditions of the award, as determined by the Compensation Committee in its discretion, subject to the limitations set forth in the 2005 Employee Plan.

a. Stock Options. Our Compensation Committee can award stock options (“Options”) to purchase a specified number of shares of Common Stock. The exercise price of an Option is determined by our Compensation Committee and can be no less than the fair market value of the underlying shares on the date of grant. The maximum number of shares of our Common Stock with respect to which Options and SARs (as described below) may be granted to any single participant during any one of our fiscal years is 100,000. Tax-qualified incentive stock options (“ISOs”) and non-qualified stock options (“NQOs”) may be awarded to participants under the 2005 Employee Plan. Our Compensation Committee determines the term of the Option, the vesting periods and the permissible methods of payment of the exercise price (e.g., cash, shares of Common Stock, cashless exercise, etc.), and this is reflected in the Award Agreement. Our Compensation Committee can also provide that performance or other conditions be met before all or any part of an Option may be exercised. On April 18, 2007, the closing price of the Common Stock on the American Stock Exchange was $1.96.

b. Stock Appreciation Rights. A stock appreciation right (“SAR”) gives the participant the right to receive the excess (if any) of the fair market value of a specified number of shares of Common Stock at the time of exercise over the grant price of the SAR (which shall not be less than the fair market value of the shares on the date of grant). The terms, methods of exercise, methods of settlement (e.g., cash, shares of Common Stock, or a combination thereof), and any other terms and conditions of any SAR shall be determined by our Compensation Committee at the time of the grant of the award and is reflected in the Award Agreement.

c. Stock Awards. Our Compensation Committee can award shares of our Common Stock to a participant at no cost to the participant. The award may take the form of an immediate transfer of shares which are subject to forfeiture if conditions specified by the Compensation Committee are not met (“Restricted Stock”). Alternatively, the award may take the form of an immediate transfer of shares which are not subject to a risk of forfeiture or a deferred transfer of shares if and when the conditions specified by the Compensation Committee are met (“Unrestricted Stock”). The criteria for avoiding forfeiture of Restricted Stock, or receiving a deferred transfer of Unrestricted Stock, may be the completion of a period of continuous employment with us, or satisfaction of specified performance goals, or a combination thereof.

d. Performance-Based Awards. Our Compensation Committee can grant a stock award that will entitle the holder to receive a specified number of shares of Common Stock if certain performance goals are met (“Performance Shares”). These goals may include, for example, the price of our Common Stock as reported on the American Stock Exchange reaching one or more targeted levels, or our earnings on a per-share basis reaching one or more targeted levels. Unless otherwise provided in the relevant Award Agreement, a participant must be employed by us on the last day of the performance period to be eligible for a performance award for such performance period. These are essentially stock awards that are subject to performance criteria to enable the award to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Code”).

6.  Interpretation. Our Compensation Committee has the power to set, alter or change the rules, guidelines and regulations for the administration of the 2005 Employee Plan, and to interpret the 2005 Employee Plan, any awards under the 2005 Employee Plan, and any and all guidelines, rules and regulations adopted pursuant to the 2005 Employee Plan. Any determinations made by the Compensation Committee will be conclusive and binding on all 2005 Employee Plan participants and their beneficiaries.

7. Amendments. Our Board may, from time to time, in its discretion, amend or supplement any provision of the 2005 Employee Plan, in whole or in part; provided however, no amendment shall be made to modify the requirements for eligibility for participation, to increase the number of shares of our Common Stock with respect to which awards may be granted under the 2005 Employee Plan or extend the term of the 2005 Employee Plan unless approved by our stockholders. No amendment to the 2005 Employee Plan shall adversely affect the rights of participants in any material way with respect to outstanding awards without the consent of the affected participants.

8. Anti-Dilution. The number of shares with respect to which awards may be granted under the 2005 Employee Plan, the number of shares of our Common Stock subject to any outstanding award, and the nature of the securities which may be issued under the 2005 Employee Plan, in each case shall be adjusted as a result of stock splits, stock dividends, or other subdivisions or combinations of our Common Stock, or reorganizations, mergers, consolidations, dividends or reclassifications affecting us. In particular, in the event of our merger, liquidation or dissolution, or a sale of all or substantially all of our assets, the Compensation Committee has discretion to cancel or exchange outstanding awards for cash or other securities as described in more detail in Article 12 of the 2005 Employee Plan.

9. Limits on Transfer. No right or interest of a participant in any award may be pledged, encumbered, or hypothecated to or in favor of any party other than us, or shall be subject to any lien, obligation, or liability of such participant to any other party other us. No award shall be assignable or transferable by a participant other than by will or the laws of descent and distribution, except that the Compensation Committee, in its discretion, may permit a participant to make a gratuitous transfer of an award that is not an ISO (or SAR granted in tandem with an ISO) to his or her spouse, lineal descendants, lineal ascendants, or a duly established trust for the benefit of one or more of these individuals.

Federal Tax Consequences of 2005 Employee Plan

The following is a summary of the principal federal tax consequences of the 2005 Employee Plan under the Code, based on laws and regulations in effect on the date of this Proxy Statement, which laws and regulations are subject to change, and does not purport to be a complete description of the federal tax aspects of the 2005 Employee Plan.

A participant does not realize taxable income upon the award of an Option. If the Option qualifies as an ISO, the participant does not realize taxable income upon exercise of the Option (except for purposes of the alternative minimum tax). The maximum value of shares of our Common Stock (measured at the time of the award) subject to ISOs granted to any participant which can become exercisable in any calendar year is $100,000. Provided the participant holds the Common Stock for at least one year and until the end of the two-year period from the date the Option was awarded, the gain or loss upon the sale of the Common Stock will be treated as capital gain or loss. If the participant sells the stock before satisfying both of these holding period requirements, this is known as a “disqualifying disposition.” In the event of a disqualifying disposition, the lesser of (1) the excess of the fair market value of the Common Stock at the time of exercise over the exercise price, or (2) the excess (if any) of the fair market value of the Common Stock at the time of sale over the exercise price will be taxable to the participant as ordinary income. We will not be entitled to any tax deduction in connection with an ISO, except that we will be entitled to a deduction equal to the amount that is taxable to the participant as ordinary income as a result of a disqualifying disposition.

If an Option is an NQO, the participant will realize ordinary compensation income at the time of exercise equal to the excess of the fair market value of our Common Stock at the time of exercise over the exercise price, and we will be entitled to a tax deduction for the same amount.

A participant does not realize taxable income upon the award of an SAR. The participant will realize ordinary compensation income upon the receipt of the cash or Common Stock resulting from the exercise of an SAR, and we will be entitled to a tax deduction for the same amount.

In general, a participant does not realize taxable income upon the award of Restricted Stock; the value of the Restricted Stock will be taxable to the participant as ordinary compensation income if and when the forfeiture restrictions lapse. However, a participant may make an election under Section 83(b) of the Code (“83(b) Election”) to be taxed on the value of the Restricted Stock at the time of the award. If a participant makes an 83(b) Election, he or she will not be taxed on the Restricted Stock if and when the forfeiture restrictions lapse. A participant would make an 83(b) Election by filing a written statement with the IRS no later than 30 days after the date of the award of the Restricted Stock. A copy of that statement also must be given to us, and another copy must be attached to the participant’s income tax return for the year of the award.

A participant will realize ordinary compensation income upon the receipt of Unrestricted Stock equal to the value of the Unrestricted Stock at that time.

We will be entitled to a tax deduction attributable to Restricted Stock or Unrestricted Stock equal to the amount taxable to the participant, and at the time it is taxable to the participant, subject to special rules under Section 162(m) of the Code which may limit the deductibility of compensation attributable to such awards which are granted to our Chief Executive Officer and the four highest compensated officers (other than the Chief Executive Officer) whose compensation must be reported in our Proxy Statement.

We shall have the authority and the right to deduct or withhold, or require a participant to remit to us, an amount sufficient to satisfy federal, state, and local taxes required by law to be withheld with respect to any taxable event arising as a result of the 2005 Employee Plan. A participant may elect to have us withhold from the Common Stock that would otherwise be received upon the exercise of any Option, a number of shares having a fair market value equal to the minimum statutory amount necessary to satisfy our applicable federal, state, local and foreign tax withholding obligations.

All awards under the 2005 Employee Plan that are subject to the Section 409A of the Code shall be structured to comply with Section 409A. Section 409A, which became law in October, 2004, provides new limitations on nonqualified deferred compensation. Section 409A contains rules affecting elections to defer compensation and the actual payment of the deferred compensation. For purposes of Section 409A, "deferred compensation" is defined in a very broad manner, and could include certain types of awards under the 2005 Employee Plan, such as SARs, Restricted Stock and Unrestricted Stock. Award recipients could be subject to adverse federal income tax consequences to the extent that their awards do not comply with Section 409A.

EQUITY COMPENSATION PLANS

The following table provides certain summary information as of December 31, 2006 concerning our compensation plans (including individual compensation arrangements) under which shares of our Common Stock may be issued.

Plan Category	Number Of Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants And Rights(#)	Weighted-Average Exercise Price Of Outstanding Options, Warrants And Rights($)	Number Of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In The First Column)(#)
Equity Compensation Plans Approved By Security Holders	1,257,504(1)	$4.17	256,584(2)
Equity Compensation Plans Not Approved By Security Holders	0	0	0
Total	1,257,504	$4.17	256,584

(1) Includes shares of our Common Stock which may be issued upon the exercise of options or rights granted under the 1994 Incentive Stock Option Plan, as amended, which expired by its terms on March 13, 2004, the 1995 Long Term Incentive Plan, as amended, which expired by its terms on November 30, 2005, the 2005 Employee Equity Incentive Plan, the Amended and Restated 1996 Director Option Plan, which expired by its terms on January 2, 2006, and the 2005 Director Equity Incentive Plan.

(2) Includes 96,584 shares of our Common Stock available for issuance as stock option grants, stock appreciation rights, restricted or unrestricted stock awards or performance based stock awards under the 2005 Employee Equity Incentive Plan. Includes 160,000 shares of our Common Stock available for issuance as stock option grants, stock appreciation rights, or restricted or unrestricted stock awards under the 2005 Director Equity Incentive Plan. The additional shares that are the subject of Proposal 2 to increase the number of shares available under the 2005 Employee Plan are not included.

Recommendation of the Board of Directors Concerning the Approval of the Increase in the Number of Shares Subject to the 2005 Employee Plan

Our Board of Directors recommends that stockholders vote FOR the proposal to approve the increase in the number of shares of Common Stock subject to the 2005 Employee Plan. Proxies received by our Board of Directors will be so voted unless stockholders specify in their proxies a contrary choice.

PROPOSAL NO. 3 - RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Our Audit Committee has selected Marcum & Kliegman LLP to serve as our independent registered public accountants for the fiscal year ending December 31, 2007. Marcum & Kliegman LLP has been our independent registered public accountants since being engaged by us effective October 24, 2005 to review our quarterly results for the third quarter ended September 30, 2005 and to audit our financial statements as of and for the year ended December 31, 2005. The engagement of Marcum & Kliegman LLP was unanimously approved by our Audit Committee on October 13, 2005 and the firm is considered by us to be well qualified. Prior thereto, our independent registered public accountant was BDO Seidman, LLP. We have been advised by Marcum & Kliegman LLP that neither it nor any member thereof has any financial interest, direct or indirect, in us or any of our subsidiaries, in any capacity. One or more representatives of Marcum & Kliegman LLP is expected to be present at this year’s Annual Meeting of Stockholders with an opportunity to make a statement if he or she desires to do so and to answer appropriate questions with respect to that firm’s examination of our financial statements and records for the fiscal year ended December 31, 2006.

On August 26, 2005, we received a letter from BDO Seidman, LLP advising us that it was resigning as our independent registered public accounting firm. This resignation became effective on October 24, 2005 upon the engagement of Marcum & Kliegman LLP. The audit reports issued by BDO Seidman, LLP on our consolidated financial statements as of and for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2004 and 2003 and the subsequent interim period from January 1, 2005 through October 24, 2005, there were no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report on our consolidated financial statements. During our fiscal years ended December 31, 2004 and 2003 and the subsequent interim period from January 1, 2005 through October 24, 2005, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) except those material weaknesses in the Company’s internal controls described in (i) Item 9A of the Company’s Form 10-K for the fiscal year ended December 31, 2004 related to certain accounting procedures, and (ii) Item 9A of the Company’s Form 10-K/A for the fiscal year ended December 31, 2003 related to reconciliation and review of accounts payable and review of slow moving inventories. The Audit Committee discussed the subject matter of these reportable events with BDO Seidman, LLP and the Company has authorized BDO Seidman, LLP to respond fully to the inquiries of the successor independent registered public accounting firm regarding the subject matter of each such reportable event.

During our fiscal years ended December 31, 2004 and 2003 and the subsequent interim period from January 1, 2005 through October 24, 2005, neither we nor any person acting on our behalf consulted with Marcum & Kliegman, LLP regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and either a written report was provided to us or oral advice was provided that Marcum & Kliegman LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in Item 304 (a)(1)(iv) of Regulation S-K and the instructions to Item 304) or that constituted a reportable event (as described in Item 304 (a)(1)(v) of Regulation S-K) with respect to our financial statements.

Although the submission of the appointment of Marcum & Kliegman LLP is not required by the our By-Laws, the Board is submitting it to the stockholders to ascertain their views. If the stockholders do not ratify the appointment, we will not be bound to seek other independent registered public accountant for 2007, but the selection of other independent registered public accountants will be considered in future years.

Audit and Other Fees Paid to Independent Registered Public Accountants

Audit and Other Fees Paid to Marcum & Kliegman LLP

As discussed above, Marcum & Kliegman LLP was engaged as our independent registered public accounting firm effective as of October 24, 2005. The following table presents fees billed by Marcum & Kliegman LLP for professional services rendered for the interim period from October 24, 2005 to December 31, 2005 and the fiscal year ended December 31, 2006.

		Interim Period
		October 24 -
Services Rendered	Fiscal 2006	December 31, 2005

Audit Fees	$237,550	$29,000
Audit-Related Fees	$13,500	$--
Tax Fees	$33,400	$--
All Other Fees	$--	$--

Audit and Other Fees Paid to BDO Seidman, LLP

As discussed above, BDO Seidman, LLP resigned as our independent registered public accounting firm effective as of October 24, 2005. The following table presents fees billed by BDO Seidman, LLP for professional services rendered for the interim period from January 1, 2005 through October 24, 2005.

Interim Period
January 1 -
Services Rendered	October 24, 2005

Audit Fees	$237,500
Audit-Related Fees	$36,500
Tax Fees	$101,212
All Other Fees	$--

In addition, in April, 2006 we paid BDO Seidman, LLP a fee of $15,000 in connection with obtaining their consent to include their Reports of Independent Registered Public Accounting Firm related to the financial statements for the year ended December 31, 2004, including the Valuation and Qualifying Accounts and Reserves, in the Form 10-K for the year ended December 31, 2005.

Audit Fees

The audit fees are billed for professional services rendered for the audit of our annual financial statements, the reviews of the financial statements included in our Quarterly Reports on Form 10-Q, consents to incorporate audited financial statements into registration statements related to our employee benefit plans, and assistance with earnings announcements on Form 8-K.

Audit-Related Fees

The audit-related fees for fiscal years 2005 and 2006 consisted principally of audits of our pension and 401(k) plans.

Tax Fees

Tax fees for fiscal years 2005 and 2006 consisted principally of preparing our U.S. federal and state income tax returns, preparing tax returns for certain of our executive officers and assisting us in the preparation of certain amended federal returns and carryback claims.

Our Audit Committee has reviewed the non-audit services currently provided by our independent registered public accountants and has considered whether the provision of such services is compatible with maintaining the independence of such independent registered public accountants. Based on such review and consideration, the Audit Committee has determined that the provision of such non-audit services is compatible with maintaining the independence of the independent registered public accountants.

Pre-Approval Policy for Services by Independent Registered Public Accountants

Our Audit Committee has implemented pre-approval policies and procedures for the engagement of our independent registered public accountants for both audit and permissible non-audit services. Under these policies and procedures, all services provided by the independent registered public accountants must either (i) be approved by our Audit Committee prior to the commencement of the services, (ii) relate to assisting us with tax audits and appeals before a taxing authority or be services associated with periodic reports or registration statements filed by us with the Commission, all of which services are pre-approved by our Audit Committee, or (iii) be a de minimis non-audit service (as described in Rule 2-01(c)(7)(C) of Regulation S-X) that does not have to be pre-approved as long as management promptly notifies our Audit Committee of such service and our Audit Committee approves it prior to the service being completed. Within these parameters, our Audit Committee annually approves the scope and fees payable for the year end audit, statutory audits and employee benefit plans to be performed by the independent registered public accountants for the next fiscal year. Our Audit Committee also delegates pre-approval authority for permissible non-audit services to the Audit Committee’s Chairman. Any approvals of non-audit services made by our Audit Committee’s Chairman are then reported by him at the next Audit Committee meeting. All of the services provided by our independent registered public accountants during fiscal year 2006 were approved in accordance with our pre-approval policies and procedures.

Recommendation of the Board Concerning the Ratification of Appointment of Independent Registered Public Accountants

Our Board of Directors recommends that stockholders vote FOR the ratification of the appointment of Marcum & Kliegman LLP as our independent registered public accountants for the 2007 fiscal year. Proxies received by the Board of Directors will be so voted unless stockholders specify in their proxies a contrary choice.

OTHER BUSINESS

We know of no other matters that will be presented at the Annual Meeting of Stockholders. However, if any other matter properly comes before the meeting, or any adjournment or postponement thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS

Director Nominations at the Annual Meeting

Our By-laws require advanced notice of any stockholder proposal for nomination for the election of a Director. Notice of any such stockholder proposal must be received by our Corporate Secretary at One Jake Brown Road, Old Bridge, New Jersey 08857 not less than sixty (60) days prior to the date of the scheduled annual meeting, regardless of any postponement, deferrals or adjournments of that meeting to a later date, however, if less than seventy (70) days’ notice of the date of the scheduled annual meeting is given, then to be timely, such notice must be received not later than the close of business on the tenth (10th) day following the date notice of the scheduled annual meeting was mailed. Accordingly, any stockholder who wished to have a Director nomination considered at the 2007 Annual Meeting must have delivered notice to the Secretary no later than the close of business on March 24, 2007. Any proposal received after this date is considered untimely.

Stockholder Proposals for Inclusion in 2008 Proxy Statement

The date by which we must receive stockholder proposals intended to be included in our Proxy Statement for presentation at the 2008 Annual Meeting of Stockholders is December 26, 2007, to be eligible for inclusion in such Proxy Statement. Stockholder proposals must comply with all of the applicable rules and requirements set forth in the rules and regulations of the SEC, including Rule 14a-8 of the Securities Exchange Act of 1934, as amended. Stockholder proposals should be sent to our Chief Financial Officer at One Jake Brown Road, Old Bridge, New Jersey 08857.

Stockholder Proposals for Presentation at the 2008 Annual Meeting

Other than a proposal for nomination for the election of a Director which is subject to the advance notice requirements described above, if notice of a stockholder proposal intended to be presented at the 2008 Annual Meeting of Stockholders is not received by us on or before March 11, 2008 (whether or not the stockholder wishes the proposal to be included in the proxy statement for such annual meeting), we (through management proxy holders) may exercise discretionary voting authority on such proposal when and if the proposal is raised at the annual meeting without any reference to the matter in the Proxy Statement.

FORM 10-K

A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006 ACCOMPANIES THIS PROXY STATEMENT. WE WILL FURNISH TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO OUR FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH EXHIBIT(S) SHOULD BE DIRECTED TO ERIC SKOLNIK, CHIEF FINANCIAL OFFICER, AT OUR PRINCIPAL ADDRESS AS SHOWN ON THE COVER PAGE OF THIS PROXY STATEMENT.

By Order of the Board of Directors

James A. Luksch
Chairman of the Board and
Chief Executive Officer

Date: April 25, 2007
Old Bridge, New Jersey

APPENDIX A

BLONDER TONGUE LABORATORIES, INC.

AUDIT COMMITTEE CHARTER

I. PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: (i) the financial reports and other financial information provided by the Company to any governmental body or the public; (ii) the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established and may establish from time to time; (iii) the Company’s auditing, accounting and financial reporting practices generally; and (iv) all potential conflict of interest situations, including those arising from any related-party transactions. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to oversee and monitor the accounting and financial reporting processes, internal control system, and the audit of the financial statements of the Company.

•	Analyze and approve conflict of interest transactions and investigate any violations of the Company’s Code of Ethics and complaints regarding accounting or auditing matters.

•
Appoint, compensate, retain and oversee the work of the independent auditors employed for the purpose of preparing or issuing an audit report with respect to the Company or preparing other audit, review or attest services for the Company, and also review and appraise the qualifications and performance of the Company’s independent auditors and internal auditing department.

•	Provide an open avenue of communication among the independent auditors, financial and senior management, the internal auditing department and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by being authorized and directed to do the following:

(a)
To directly appoint, compensate, retain, evaluate, terminate and oversee the work of the independent auditors employed for the purpose of preparing or issuing an audit report with respect to the Company or preparing other audit, review or attest services for the Company; such independent auditors shall be duly registered with the Public Accounting Oversight Board and shall be instructed to report directly to the Audit Committee. In connection therewith, the Audit Committee shall annually (i) receive, evaluate and discuss with the independent auditors a formal written report from them setting forth all consulting or other relationships with the Company, which shall include specific representations and discussions as to their objectivity and independence as required by Independence Standards Board Statement No. 1, and (ii) take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditors;

(b)
To meet with the Company’s independent auditors, including private meetings as necessary, (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Company’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the independent auditors’ comments with respect to the Company’s financial policies, procedures and internal accounting controls and management’s responses thereto; and (iv) to review the form of opinion the independent auditors propose to render to the Board of Directors and shareholders;

(c)
To review as a committee, with management and the independent auditors, the audited financial statements to be included in the Company’s Annual Report on Form 10-K to be filed with the Securities and Exchange Commission (including disclosures made in the “Management’s Discussion and Analysis” portion of the Form 10-K), and the matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61 and SAS No. 90;

(d)
To review as a committee, or through the Audit Committee chairman, with the independent auditors, the Company’s interim financial results to be included in the Company’s quarterly reports on Form 10-Q to be filed with the Securities and Exchange Commission (including disclosures made in the “Management’s Discussion and Analysis” portion of the Form 10-Q), and the matters required to be discussed by SAS No. 61 and SAS No. 90;

(e)	To consider the effect upon the Company of any changes in accounting principles or practices proposed by management or the independent auditors;

(f)	To review the fees charged by the independent auditors for audit and non-audit services;

(g)
To report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate;

(h)	To act as a liaison between the Company’s independent auditors and the full Board of Directors;

(i)
To review, evaluate and pre-approve any non-audit services the independent auditors may perform for the Company (except where such prior approval is not required for services described in pre-approval policies and procedures and for certain de minimis non-audit services), and, to the extent required by applicable regulations, disclose such approved non-audit services in reports to stockholders and periodic reports filed with the Securities and Exchange Commission. In connection therewith, the Audit Committee shall have the authority to establish pre-approval policies and procedures for the engagement of the independent auditors to provide audit and permissible non-audit services;

(j)
As required by law, the Audit Committee shall assure the regular rotation of the lead, concurring and other audit partners, and consider whether there should be a regular rotation of the independent auditors;

(k)
To review and discuss with the independent auditors all necessary accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the risks of using such alternative treatments, and other material written communications between the independent auditors and management;

(l)
To review and discuss the types of presentation and information to be included in earnings press releases, and any additional financial information and earning guidance generally provided to analysts and rating agencies;

(m)
To review and discuss the form and content of the certification documents for the quarterly reports on Form 10-Q and the annual report on Form 10-K with the general auditor, the independent auditors, the chief financial officer and the chief executive officer;

(n)	To prepare, review and approve the annual proxy disclosure regarding the activities and report of the Audit Committee for the year;

(o)
To establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, as well as for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

(p)
To receive, investigate and recommend an appropriate response to the receipt of written correspondence from an attorney representing the Company that reports pursuant to Section 307 of the Sarbanes-Oxley Act that they have become aware of evidence of a material violation of securities laws or a material breach of fiduciary duty by the Company or any of its directors, officers, employees or agents;

(q)
To perform all duties delegated to it under the Company’s Code of Ethics and pursuant to paragraphs (o) and (p) above (including any procedures adopted pursuant such paragraphs), including without limitation, the review and approval of potential conflict of interest situations and investigation of accounting and auditing complaints; and

(r)
To receive appropriate funding from the Company, as determined by the Audit Committee, for payment of: (i) compensation to any independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; and (ii) compensation to any advisers employed by the Audit Committee under Article IV below; and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

II. COMPOSITION

The Audit Committee shall consist of three or more Directors as determined by the Board, and shall be comprised solely of independent directors, as such term is defined in Section 121 and Section 803 of the Rules of the American Stock Exchange, LLC (“AMEX”), except as otherwise set forth in such Rules, and subject to the effective dates and any transition periods contained in such Rules. Each member of the Audit Committee shall also meet the criteria for independence set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934 (“Act”) and Rule 10A-3 thereunder, subject to any exceptions therein.

All members of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement. In addition, at least one member of the Audit Committee shall have accounting or related financial management expertise such that he or she is deemed to have “financial sophistication” (as defined by Rule 121 of AMEX). These requirements are intended to satisfy the Act and AMEX Rules relating to the composition of Audit Committees, and shall be construed accordingly.

The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

III. MEETINGS

The Audit Committee shall meet on a regular basis, at least quarterly, and is empowered to hold special meetings as circumstances require. The Audit Committee shall meet at least annually with management, the Chief Financial Officer of the Company and the independent accountants in separate sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. Meetings may be by teleconference.

IV. RESOURCES

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Company.

V. AUTHORITY OF AUDIT COMMITTEE; DELEGATION

In addition to all other responsibilities and authority granted to the Audit Committee pursuant to this Audit Committee Charter, the Audit Committee shall have all responsibilities and authority required by Rule 10A-3 of the Securities Exchange Act of 1934, as amended. Any responsibility or authority of the Audit Committee, including, but not limited to, the authority to pre-approve all permitted non-audit services, may be delegated to one or more members of the Audit Committee.

VI. ANNUAL CHARTER REVIEW

The Audit Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

APPENDIX B

PROPOSED AMENDMENT TO
2005 EMPLOYEE EQUITY INCENTIVE PLAN

FIRST AMENDMENT TO
BLONDER TONGUE LABORATORIES, INC.
2005 EMPLOYEE EQUITY INCENTIVE PLAN

The Blonder Tongue Laboratories, Inc. 2005 Employee Equity Incentive Plan (the “Plan”), is hereby amended as follows:

1. Section 5.1 of the Plan is hereby amended and restated in its entirety as follows:

“NUMBER OF SHARES. Subject to adjustment provided in Section 12.1, the aggregate number of shares of Stock reserved and available for grant under the Plan pursuant to Awards shall be One Million One Hundred Thousand (1,100,000) shares.”

2.	Ratification. Except as expressly set forth in this First Amendment to the Plan, the Plan is hereby ratified and confirmed without modification.

3.	Effective Date. The effective date of this First Amendment to the Plan shall be January 31, 2007.

B-1

BLONDER TONGUE LABORATORIES, INC.

2005 EMPLOYEE EQUITY INCENTIVE PLAN

ARTICLE
PURPOSE

1.1  GENERAL. The purpose of this Blonder Tongue Laboratories, Inc. 2005 Employee Equity Incentive Plan (the “Plan”) is to promote the success and enhance the value of Blonder Tongue Laboratories, Inc. (the “Company”) by linking the personal interests of key employees of the Company and its subsidiaries to those of Company shareholders and by providing such individuals with an incentive for outstanding performance in order to generate superior returns to shareholders of the Company. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of key employees upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. For purposes of this Plan, “Company” shall be deemed to include direct and indirect subsidiaries of Blonder Tongue Laboratories, Inc., unless the context requires otherwise.

ARTICLE 2
EFFECTIVE DATE AND TERM

2.1  EFFECTIVE DATE. The Plan will be effective as of February 2, 2005 (the “Effective Date”).

2.2  TERM. Unless sooner terminated by the Board, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date, and no Awards may be granted under the Plan thereafter. The termination of the Plan shall not affect any Award that is outstanding on the termination date, without the consent of the Participant.

ARTICLE 3
DEFINITIONS AND CONSTRUCTION

3.1  DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Sections 1.1 or 2.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a)  “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Unrestricted Stock Award, or Performance-Based Award granted to a Participant under the Plan.

(b)  “Award Agreement” means a writing, in such form as the Committee in its discretion shall prescribe, evidencing an Award.

(c)  “Board” means the Board of Directors of Blonder Tongue Laboratories, Inc.

(d)  “Code” means the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

(e)  “Committee” means the committee of the Board described in Article 4.

(f)  “Covered Employee” means an Employee who is a “covered employee” within the meaning of Section 162(m) of the Code.

(g)  “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

(h)  “Fair Market Value” means, with respect to a share of Stock as of any given date, (i) if the Stock is traded on the over-the-counter market, the mean average of the bid and the asked prices for the Stock at the close of trading on that date, or if that day is not a trading day on the trading day immediately preceding such day; (ii) if the Stock is listed on a national securities exchange, the mean average of the high and low selling prices of the Stock on the composite tape on that date, or if that day in not a trading day on the trading day immediately preceding such given date; and (iii) if the Stock is neither traded on the over-the-counter market nor listed on a national securities exchange, such value as the Committee, in good faith, shall determine.

(i)  “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(j)  “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor definition adopted by the Board.

(k)  “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(l)  “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

(m)  “Participant” means a person who has been granted an Award under the Plan.

(n)  “Performance-Based Awards” means Stock Awards granted to selected Covered Employees pursuant to Article 9, but which are subject to the terms and conditions set forth in Article 10. All Performance-Based Awards are intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(o)  “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals may include, but shall not be limited to, one or more of the following: pre- or after-tax net earnings, sales growth, operating earnings, operating cash flow, working capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, Stock price growth, stockholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

(p)  “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

(q)  “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

(r)  “Plan” means the Blonder Tongue Laboratories, Inc. 2005 Employee Equity Incentive Plan as set forth herein.

(s)  “Restricted Stock Award” means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.

(t)  “Stock” means the common stock of Blonder Tongue Laboratories, Inc. and such other securities that may be substituted for Stock pursuant to Article 12.

(u)  “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

(v)  “Stock Award” means a Restricted Stock Award or an Unrestricted Stock Award.

(w)  “Unrestricted Stock Award” means Stock granted to a Participant under Article 9 that is not subject to restrictions or a risk of forfeiture.

ARTICLE 4
ADMINISTRATION

4.1  COMMITTEE; BOARD APPROVAL. The Plan shall be administered by a Committee appointed by, and which serves at the discretion of, the Board. The Board may designate the Compensation Committee of the Board as the “Committee” hereunder provided the Compensation Committee meets the requirements of this Section. Notwithstanding any other provision of the Plan, at all times the Committee shall consist of at least two individuals and each member of the Committee shall qualify as a Non-Employee Director. To the extent necessary or desirable (as may be determined by the Board from time to time) each member of the Committee shall also qualify as an “outside director” under Code Section 162(m) and the regulations issued thereunder. The members of the Committee shall meet such additional criteria, as may be necessary or desirable to comply with regulatory or stock exchange rules or exemptions. The Company will pay all reasonable expenses of the Committee.

4.2  AUTHORITY OF COMMITTEE. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a)  Designate Participants to receive Awards;

(b)  Determine the type or types of Awards to be granted to each Participant;

(c)  Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d)  Determine the terms and conditions of any Award granted under the Plan including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(e)  Amend, modify, or terminate any outstanding Award (including re-pricing), with the Participant’s consent unless the Committee has the authority to amend, modify, or terminate an Award without the Participant’s consent under any other provision of the Plan.

(f)  Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(g)  Prescribe the form of each Award Agreement which need not be identical for each Participant;

(h)  Decide all other matters that must be determined in connection with an Award;

(i)  Establish, adopt, revise, amend or rescind any guidelines, rules and regulations as it may deem necessary or advisable to administer the Plan; and

(j)  Interpret the terms of, and rule on any matter arising under, the Plan or any Award Agreement;

(k)  Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan, including but not limited to, the determination of whether and to what extent any Performance Goals have been achieved; and

(l)  Retain counsel, accountants and other consultants to aid in exercising its powers and carrying out its duties under the Plan.

4.3  DECISIONS BINDING. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties and any other persons claiming an interest in any Award or under the Plan.

ARTICLE 5
SHARES SUBJECT TO THE PLAN

5.1  NUMBER OF SHARES. Subject to adjustment provided in Section 12.1, the aggregate number of shares of Stock reserved and available for grant under the Plan pursuant to Awards shall be Five Hundred Thousand (500,000) shares.

5.2  LAPSED AWARDS. To the extent that an Award terminates, is cancelled, expires, lapses or is forfeited for any reason, including, but not limited to, the failure to achieve any Performance Goals, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan.

5.3  STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4  LIMITATION ON NUMBER OF SHARES SUBJECT TO AWARDS. Notwithstanding any provision in the Plan to the contrary, and subject to the adjustment in Section 12.1, the maximum number of shares of Stock with respect to Options and Stock Appreciation Rights that may be granted to any one Participant during a fiscal year of the Company shall be One Hundred Thousand (100,000) shares.

ARTICLE 6
ELIGIBILITY AND PARTICIPATION

6.1  ELIGIBILITY. Persons eligible to participate in this Plan include all executive officers and other key employees of the Company, as determined by the Committee.

6.2  ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award under this Plan.

ARTICLE 7
STOCK OPTIONS

7.1  GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)  EXERCISE PRICE. The exercise price per share of Stock under an Option shall be not less than the Fair Market Value as of the date of grant.

(b)  TERM OF OPTION. No Option shall be exercisable after the date that is ten years from the date it is granted.

(c)  TIME AND CONDITIONS OF EXERCISE. Except as provided herein, the Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(d)  PAYMENT. An Option shall be exercised by giving a written notice to the Company stating the number of shares of Stock with respect to which the Option is being exercised and containing such other information as the Committee may require and by tendering payment therefore with a cashier’s check or certified check. In addition, if the Award Agreement with respect to an Option so provides, or upon exercise of discretion by the Committee in accordance with the terms of the Award Agreement, the Participant may pay the exercise price by (i) to the extent permitted by applicable law, delivering the Participant’s note payable to the Company over such period of time, at such rate of interest and in form and substance satisfactory to the Committee, (ii) transferring shares of Stock previously acquired by the Participant, (iii) directing the Company to withhold that number of shares of Stock acquired upon exercise having an aggregate Fair Market Value as of the date of exercise equal to the Option’s exercise price, or the applicable portion of the Option’s exercise price if the Option is not exercised in full, (iv) an open market broker-assisted sale transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the exercise price, (v) a combination of the methods described above, or (vi) such other method as may be approved by the Committee and set forth in the Award Agreement.

(e)  EVIDENCE OF GRANT. All Options shall be evidenced by an Award Agreement. The Award Agreement shall include such additional provisions as may be specified by the Committee.

7.2  INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules, which in case of conflict shall control over other provisions of this Plan that might otherwise be applicable:

(a)  EXERCISE. In no event may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

(b)  INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(c)  TEN PERCENT OWNERS. An Incentive Stock Option may be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(d)  RIGHT TO EXERCISE. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

ARTICLE 8
STOCK APPRECIATION RIGHTS

8.1  GRANT OF SARS. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(a)  RIGHT TO PAYMENT. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

(1)  The Fair Market Value of a share of Stock on the date of exercise; over

(2)  The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of a share of Stock on the date of grant.

(b)  OTHER TERMS. All such Awards shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement, except that in all events a Stock Appreciation Right granted in tandem with an Incentive Stock Option shall be exercisable only when the underlying Incentive Stock Option may be exercised. For purposes of the Plan, a Stock Appreciation Right shall be considered to be granted in tandem with an Incentive Stock Option if the exercise of one results in an automatic forfeiture of the other, or if the exercise of one results in the automatic exercise of the other.

ARTICLE 9
STOCK AWARDS

9.1  GRANT OF STOCK. The Committee is authorized to grant Unrestricted Stock Awards and Restricted Stock Awards to Participants in such amounts and subject to such terms and conditions as determined by the Committee. All such Awards shall be evidenced by an Award Agreement.

9.2  ISSUANCE AND RESTRICTIONS. An Unrestricted Stock Award may provide for a transfer of shares of Stock to a Participant at the time the Award is granted, or it may provide for a deferred transfer of shares of Stock subject to conditions prescribed by the Committee. Restricted Stock Awards shall be subject to such restrictions on transferability and risks of forfeiture as the Committee may impose. These restrictions and risks may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

9.3  FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Stock subject to a Restricted Stock Award that is at that time subject to restrictions shall be forfeited, provided, however, that the Committee may provide in any Restricted Stock Award that restrictions or forfeiture conditions relating to the Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to the Stock.

9.4  CERTIFICATES FOR RESTRICTED STOCK. Restricted Stock Awards granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Stock subject to Restricted Stock Awards are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 10
PERFORMANCE-BASED AWARDS

10.1  PURPOSE. The purpose of this Article 10 is to provide the Committee the ability to qualify the Awards under Article 9 as “performance-based compensation” under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 10 shall control over any contrary provision contained in Article 9.

10.2  APPLICABILITY. This Article 10 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The Committee may, in its discretion, grant Awards other than Performance-Based Awards to Covered Employees that do not satisfy the requirements of this Article 10. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

10.3  DISCRETION OF COMMITTEE WITH RESPECT TO PERFORMANCE AWARDS. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type of Performance-Based Awards to be issued, the kind and/or level of the Performance Goal, and whether the Performance Goal is to apply to the Company or any division or business unit thereof or to particular Participants or other individuals.

10.4  PAYMENT OF PERFORMANCE-BASED AWARDS. Unless otherwise provided in the relevant Award Agreement, a Participant must be employed by the Company on the last day of the Performance Period to be eligible for a Performance-Based Award for such Performance Period. In determining the actual size of an individual Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

10.5  SHAREHOLDER APPROVAL. The Board shall disclose to the shareholders of the Company the material terms of any Performance-Based Award, and shall secure approval of the shareholders of the Performance-Based Award before any Stock or cash is transferred or paid to a Participant, or before any restrictions with respect to same lapse, pursuant to the Award. The Committee shall certify that the Performance Goals with respect to any Performance-Based Award have been achieved before any Stock or cash is transferred or paid to a Participant, or before any restrictions with respect to same lapse. Such disclosure, approval and certification shall be effected in accordance with the requirements of Section 162(m)(4)(C) of the Code.

ARTICLE 11
PROVISIONS APPLICABLE TO ALL AWARDS

11.1  STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted under the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

11.2  EXCHANGE PROVISIONS. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award, based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

11.3  TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with an Incentive Stock Option exceed a period of ten years from the date of its grant.

11.4  LIMITS ON TRANSFER. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company; provided, however, that the foregoing shall not be deemed to imply any obligation of the Company to lend against or accept a lien or pledge of any Award for any reason. No Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution, except that the Committee, in its discretion, may permit a Participant to make a gratuitous transfer of an Award that is not an Incentive Stock Option or a Stock Appreciation Right granted in tandem with an Incentive Stock Option to his or her spouse, lineal descendants, lineal ascendants, or a duly established trust for the benefit of one or more of these individuals. Awards so transferred may thereafter be transferred only to the Participant who originally received the Award or to an individual or trust to whom the Participant could have initially transferred the Award pursuant to this Section 11.4.

11.5  BENEFICIARIES. Notwithstanding Section 11.4, a Participant may, if and to the extent, and in such manner as may be determined by the Committee from time to time, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award applicable to the Participant, except to the extent the Plan and Award otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, if a Participant is entitled to designate a beneficiary, a beneficiary designation may be changed or revoked by a Participant at any time in accordance with any procedures or conditions established by the Committee from time to time, provided the change or revocation is filed with the Committee.

11.6  STOCK CERTIFICATES. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Awards, unless and until the Committee has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded as well as the terms of this Plan and any other terms, conditions or restrictions that may be applicable. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Committee may require that a Participant make such reasonable covenants, agreements, and representations as the Committee, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

11.7  COMPLIANCE WITH SECTION 409A. The terms of all Awards granted under the Plan shall comply with the requirements of Section 409A of the Code, to the extent subject to Section 409A.

ARTICLE 12
CHANGES IN CAPITAL STRUCTURE

12.1  GENERAL.

(a)  SHARES AVAILABLE FOR GRANT. In the event of any change in the number of shares of Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of Stock with respect to which the Committee may grant Awards shall be appropriately adjusted. In the event of any change in the number of shares of Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Stock with respect to which Awards may be granted as the Committee may deem appropriate.

(b)  OUTSTANDING AWARDS - INCREASE OR DECREASE IN ISSUED SHARES WITHOUT CONSIDERATION. Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares of Stock or the payment of a stock dividend (but only on the shares of Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall proportionally adjust the number of shares of Stock subject to each outstanding Award and the exercise price per share of Stock of each such Award.

(c)  OUTSTANDING AWARDS - CERTAIN MERGERS. Subject to any required action by the shareholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

(d)  OUTSTANDING AWARDS - CERTAIN OTHER TRANSACTIONS. In the event of (1) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to cancel, effective immediately prior to the occurrence of such event, each Award outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Award was granted an amount in cash, for each share of Stock subject to such Award, respectively, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Stock as a result of such event over (B) the exercise price (if any) of such Award.

(e)  OUTSTANDING AWARDS - OTHER CHANGES. In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Awards outstanding on the date on which such change occurs and in the per share exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

(f)  NO ADDITIONAL SHAREHOLDER APPROVAL REQUIRED IN CERTAIN CASES. Except to the extent required by applicable law or stock exchange rule, no adjustment in the number of shares subject to outstanding Awards, and no adjustment in the number of shares available for grant under this Plan, shall require additional shareholder approval, and all such future adjustments shall be deemed approved by the approval of this Plan, to the extent that such adjustment, whether automatic or discretionary, is proportional to and accompanies an equivalent adjustment in the number of shares held by the Company’s shareholders.

(g)  NO OTHER RIGHTS. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the exercise price of any Award.

ARTICLE 13
AMENDMENT, MODIFICATION, AND TERMINATION

13.1  AMENDMENT, MODIFICATION, AND TERMINATION. At any time and from time to time, the Board may terminate, amend or modify the Plan; provided, however, that the Board shall not, without the affirmative vote of the holder of a majority of the shares of each class of voting stock of the Company, make any amendment which would (i) increase the maximum number of shares of Stock for which Awards may be granted under the Plan, (ii) extend the term of the Plan, or (iii) amend the requirements as to the employees eligible to receive Awards; and further provided that no other amendment shall be made without shareholder approval to the extent shareholder approval is necessary to comply with any applicable law, regulations or stock exchange rule.

13.2  AWARDS PREVIOUSLY GRANTED. Except as otherwise provided in the Plan, including without limitation, the provisions of Article 12, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant.

ARTICLE 14
GENERAL PROVISIONS

14.1  NO RIGHTS TO AWARDS. No employee or other person shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

14.2  NO STOCKHOLDERS RIGHTS. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

14.3  WITHHOLDING. The Company shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan. A Participant may elect to have the Company withhold from those shares of Stock that would otherwise be received upon the settlement of any Award, a number of shares having a Fair Market Value equal to the minimum statutory amount necessary to satisfy the Company’s applicable federal, state, local and foreign income and employment tax withholding obligations.

14.4  NO RIGHT TO EMPLOYMENT. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

14.5  INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

14.6  FRACTIONAL SHARES. No fractional shares of stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

14.7  GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended, any of the shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

14.8  GOVERNING LAW. The Plan and the terms of all Awards shall be construed in accordance with and governed by the laws of the State of New Jersey without regard to rules of choice of law or conflict of laws, except to the extent such laws may be pre-empted by the federal laws of the United States of America.

ANNUAL MEETING OF STOCKHOLDERS OF

BLONDER TONGUE LABORATORIES, INC.

May 23, 2007

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” FOR THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1. Election of two Class III Directors to hold office until the 2010 Annual Meeting of Stockholders or until their successors have been elected and qualified.

NOMINEES:

FOR ALL NOMINEES
                                            ¡ Robert B. Mayer
                                            ¡ James F. Williams

WITHHOLD AUTHORITY
FOR ALL NOMINEES

FOR ALL EXCEPT
(See Instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s) mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold as shown here: ●

                                           FOR     AGAINST     ABSTAIN
2.  Proposal to amend the 2005 Employee Equity Incentive Plan to
Increase the number of shares issuable pursuant to awards
granted thereunder from 500,000 to 1,100,000 shares.

3.     Proposal to ratify the appointment of Marcum & Kliegman LLP as the independent registered public accountants for the fiscal year ending December 31, 2007.

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting and at any postponements or adjournments thereof.

This proxy when properly executed will be voted in the manner directed by the stockholder. If no direction is made on this Proxy Card, this Proxy will be voted FOR the election of all nominees to serve as Class III Directors, FOR proposals 2 and 3 and in accordance with the instructions of the Board of Directors on all other matters which may properly come before the meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account my not be submitted via this method.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are hold jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

BLONDER TONGUE LABORATORIES, INC. One Jake Brown Road Old Bridge, NJ 08857 PROXY CARD FOR ANNUAL MEETING OF STOCKHOLDERS MAY 23, 2007 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The Undersigned hereby appoints James A. Luksch and Robert J. Pallé, Jr., and either of them (with full power to act alone), as Proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on this Proxy Card, all shares of Common Stock of Blonder Tongue Laboratories, Inc. (the “Company”) held of record by the undersigned on the record date of March 30, 2007, at the Annual Meeting of Stockholders to be held on May 23, 2007 and at any postponements or adjournments thereof, all as in accordance with the Notice of Annual Meeting of Stockholders and Proxy Statement furnished with this Proxy.

(Continued and to be signed on the reverse side)